                                                                    EXHIBIT 10.8

                      ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION OF LEASE ("Agreement") is made and entered into to be effective as of July 1, 1999 ("Assignment Date"), by and between CBT Systems USA, Ltd., a Delaware corporation ("Assignor") and Nuance
Communications, Inc., a California corporation (Assignee"), with reference to the following facts:

                                   RECITALS
                                   --------

     A.   Willow Park Holding Co. II, LLC succession in interest to ??
Assignor is the existing tenant under that certain Lease Agreement dated March 4, 1996 by and between Lincoln Menlo VIII Limited Partnership, a California Limited Partnership, as landlord ("Landlord") and Assignor, as tenant, (the "Lease") pursuant to which Landlord leased to Assignor, and Assignor leased from Landlord, those certain premises located at 1005 Hamilton Court, Menlo Park, California, 94025, as more particularly described in the Lease ("Premises")

     B. Assignor desires to assign all of its right, title and interest in, and obligations under, the Lease to Assignee, and Assignee desires to accept such assignment and assume such obligations, all on the terms and conditions set forth below.

     C. Landlord agrees to consent to the proposed assignment on the conditions set forth below.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1.   RECITALS. Assignor and Assignee hereby agree that each of such parties
          --------
are informed and believe that the recitals set forth hereinabove are the true and correct and are incorporated into this Agreement.

     2.   ASSIGNMENT AND ASSUMPTION. Effective as of the Assignment Date,
          -------------------------
Assignor hereby grants, transfers, assigns and delegates to Assignee all of its right, title and interest and obligations of Assignor under the Lease, and Assignee accepts such assignment and delegation above, assumes the Lease, agrees to pay all rent and other charges accruing under the Lease from and after the Assignment date and agrees to observe and perform directly to Landlord, all of the other covenants, agreements and obligations to be observed and/or performed by the tenant under the Lease from and after the Assignment date. Assignee has inspected the Premises and knows the present condition thereof and confirms that neither Landlord nor any officer, director, employee, agent or beneficiary of Landlord has made any representation or warranty to Assignee concerning the Premises, or otherwise, expressed or implied, and that Assignee does not accept the Premises in reliance upon any such representation or warranty. Notwithstanding anything to the contrary contained in this Agreement, on the Assignment Date the heating, ventilating and air conditioning ("HVAC") system, and the electrical, plumbing, sewer, life safety and, if applicable, security systems (collectively, "Building Systems") serving the Premises for which Assignor has maintenance and repair responsibility under the Lease shall be in good working order and repair. If, during the first thirty (30) days after the Assignment Date, any Building System is not in the condition required by the foregoing sentence, Assignee shall notify Assignor of the need for repair, and the repair promptly shall be completed at no cost to Assignee.

     3.   REPRESENTATIONS AND WARRANTIES. Assignor represents and warrants for
          ------------------------------
the benefit of Assignee and to Landlord that:

          a.   Attached hereto as Exhibit A is a true, correct and complete copy
                                  ---------
of the Lease and all amendments and assignments thereto and there are no further modifications, amendments, supplements or understandings, oral or written, amending, supplementing or changing the terms of the Lease.

          b. The Lease is in full force and effect, has been duly executed and delivered by Assignor and is a valid, legal and binding obligation of Assignor and Assignee, as assignee of Assignor, enforceable against Assignor in accordance with its express terms;

          c. To the best of Assignor's knowledge, there exists no default, breach, failure of condition or event of default under the Lease, nor any event or condition which, with notice or the passage of time or both, would constitute a default, breach, failure of condition or event of default thereunder, and Assignor has, as of the date hereof, complied with all of the terms and conditions of the Lease.

          d. There exists no liability or obligation of Assignor or any other person which Assignor could offset against or otherwise use to reduce the rental payments due thereunder; and

          e. Neither Assignor nor Assignee has entered into any sublease, assignment or other agreement transferring any of its interest in the Lease except as provided herein.

     4.   ASSIGNMENT CONSIDERATION. As additional consideration for Assignor
          ------------------------
assigning the Lease to Assignee, Assignee in addition to performing the tenant's obligations under the Lease (such as the payment of Base Rent to Landlord) shall pay $331,372.16 payable in 23 monthly installments, consisting of: (a) 12 equal monthly payments of $14,106.40 commencing on July 1, 1999, and continuing on the 1st of each month thereafter for the next 11 months, (b) 10 equal monthly payments of $15,388.80 commencing on July 1, 2000, and continuing on the 1st of each month thereafter for the next 9 months and (c) 1 installment of $8,207.36 on May 1, 2001. Assignor shall pay Landlord its share of net assignment considerations as required by the lease.

     5.   SECURITY DEPOSIT. The parties acknowledge that Landlord now holds the
          ----------------
sum of $36,000.00 as a Security Deposit under the Lease. Landlord may retain such deposit until the end of the initial Lease term in accordance with the provisions of the Lease to secure Assignor's performance of its obligations thereunder. Assignee (Nuance Communications) hereby assigns all of its rights, title and interest to the Security Deposit upon termination of the Lease to Assignor (CBT). Assignee shall instruct the Landlord to pay such amount directly to the Assignor and shall sign any documents reasonably necessary to effect the same. Upon Assignee's execution of this Assignment, Assignee shall deliver to Assignor, as a security deposit for the performance by Assignor of its obligations under this Assignment, the sum of $150,040.80 in cash to be held by Assignor for its benefit and to secure Assignee's performance of its obligations to Assignor hereunder (the Assignor/Assignee Deposit). If Assignee shall pay all rent and otherwise observe and perform all of the terms, covenants, and conditions of the Lease from and after the Assignment date, Assignor shall return the Assignor/Assignee Deposit to Assignee, or so much of such deposit as is not required to cure any default of Assignee, within thirty (30) days after the expiration or earlier termination of the Lease.

     6.   INDEMNIFICATION BY ASSIGNOR. Assignor agrees to protect, hold
          ---------------------------
harmless, defend and indemnify Assignee from and against any and all claims, judgments, damages, liabilities, costs and expenses, including, without limitation, reasonable attorney's fees and costs, accruing under the Lease prior to the Assignment Date in connection with the obligations of Assignor thereunder.

     7.   INDEMNIFICATION BY ASSIGNEE. Assignee agrees to protect, hold
          ---------------------------
harmless, defend and indemnify Assignor from and against any and all claims, judgments, damages, liabilities, costs and expenses, including, without limitation, reasonable attorneys' fees and costs, accruing under the Lease on or after the Assignment Date in connection with the obligations of Assignee thereunder.

     8.   ASSIGNOR'S AND ASSIGNEE'S CONTINUING OBLIGATIONS TO LANDLORD. Assignor
          ------------------------------------------------------------
hereby covenants, warrants and agrees for the benefit of Landlord that notwithstanding the assignment made herein, Assignor shall in all events and circumstances remain liable to Landlord for and not be released or discharged from the performance of the tenant's obligations under the Lease (whether past, present or future), all of which liabilities and obligations Assignor agrees to pay and perform promptly, and Assignor and Assignee hereby covenant and warrant to Landlord that after the Assignment Date Assignor and Assignee shall be jointly and severally liable under the Lease for all of the tenant's obligations under the Lease. Assignor and Assignee hereby further covenant and warrant that Landlord's consent to this assignment shall not in any manner affect Landlord's ability to proceed against Assignor and Assignee, both jointly and severally, for any failure by Assignee or Assignor to perform any of its obligations under the Lease, nor shall any such consent be construed as a waiver by Landlord of any of its rights or remedies under the Lease. In the event of any conflict or dispute between Assignor and Assignee with respect to each of their obligations under the Lease, Landlord shall not be affected, impaired or otherwise adversely affected thereby, and Assignor and Assignee, jointly and severally, shall protect, hold harmless, defend and indemnify Landlord from and against any and all claims, damages, judgements, liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and costs, arising from or related to this Agreement, any brokerage commissions or fees asserted against or incurred by Assignor and/or Assignee, and any disputes or conflicts between Assignor and Assignee with respect to the Lease, this Agreement, the Premises or any other matters affecting Landlord.

     9.   ATTORNEY'S FEES COUNTERPARTS. If Assignor or Assignee bring any action
          ----------------------------
against the other for the enforcement or interpretation of this Agreement, the losing party shall pay to the prevailing party a reasonable sum for attorneys' fees and costs. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which shall together be deemed one document.

     10.  GENERAL PROVISIONS.
          ------------------

     a. Time is of the essence in the performance of the parties' respective obligations set forth in this Agreement.

     b. Assignee's and Assignor's addresses for notices shall be as follows unless changed in accordance with the Lease:

     Assignee:
     Nuance Communications, Inc.
     1005 Hamilton Court
     Menlo Park, CA 94025
     Attn: Chief Financial Officer
     Assignor:
     CBT Systems USA, Ltd.
     900 Chesapeake Drive
     Redwood City, CA 94063
     Attention: Vice President of Operations

     With a copy to:
     CBT Systems USA, Ltd.
     900 Chesapeak Drive
     Redwood City, CA 94063

     Attention: Corporate Counsel

     c. Assignor and Assignee hereby ratify and affirm the terms and provisions of the Lease and further agree that the Lease is in full force and effect, and that the terms and provisions of the Lease shall remain unchanged except as specifically set forth in this Agreement. Assignor and Assignee intend that Landlord shall benefit as a third party from the terms of this Agreement and that Landlord shall be a third party beneficiary of this Agreement.

     d. In the event of any conflict or inconsistency between the terms and provisions of the Lease and the terms and provisions of this Agreement, the terms and provisions of this Agreement shall prevail.

     e. This Agreement shall inure to the benefit of and be binding upon the parties to this Agreement and their respective successors and assigns.

     f. If for any reason, any provision of this Agreement shall be held to be unenforceable, it shall not affect the validity or enforceability of any other provision of this Agreement and to the extent any provision of this Agreement is not determined to be unenforceable, such provision, or portion thereof, shall be, and remain, in full force and effect.

     g. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

     h. This Agreement, including addends, if any, expresses the entire agreement of the parties and supersedes any and all previous agreements between the parties with regard to the subject terms, and there are no warranties or representations of any kind or nature whatsoever, either expressed or implied, except as may be set forth herein. Any and al future modifications of this Agreement or the Lease will be effective only if they are in writing and signed by the parties hereto. The terms and conditions of any and all future modifications of this Agreement shall supersede and replace any inconsistent provisions of this Agreement.

     i. Assignor agrees to deliver the Premises to Assignee in "broom clean" condition. Assignor shall have the right to enter the Premises during normal business hours upon twenty-four (24) hours prior notice to Assignee for the purposes of inspecting the Premises and removing any of Assignor's property; provided that, in the case of an emergency, CBT may enter with lesser notice or after regular business hours after making reasonable attempts to contact Assignee.

     j. Not withstanding anything to the contrary contained in this Agreement, with respect Section 10.2 of the Lease regarding the surrender of the Premises, Assignee shall only have responsibility for removing those fixtures, alterations, furniture, furnishings, trade fixtures additions or other improvements installed by Assignee from and after the Assignment Date and required to be removed by Landlord.

     k. Counterparts/Facsimile. This Assignment may be executed by facsimile and in one or more counterparts, which taken together shall constitute one and the same instrument, enforceable in accordance with its terms.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Assignment Date.

ASSIGNOR:

CBT SYSTEMS USA, LTD., A
DELAWARE CORPORATION

By:  /s/ Signature Illegible
     Lyn Jenson
     Vice President of Operations

ASIGNEE:

NUANCE COMMUNICATIONS, INC.,
A CALIFORNIA CORPORATION

By: /s/ Signature Illegible
Its: VPL CFO

CONSENT OF LANDLORD TO ASSIGNMENT AND ASSUMPTION AGREEMENT:

Landlord hereby consents to the Agreement and assignment, acceptance and assumption made therein: provided, that notwithstanding such consent:

               (i) Assignor is not and shall not be released or discharged from any liability or obligation of the tenant under the Lease, whether past, present or future arising or accruing during the initial term of the Lease ending May 16, 2001 (but expressly not including liabilities and obligations arising or accruing during any renewal or extended term of the Lease which renewal option by the term of the ?? is not assignment ?? or with respect to any expansion space hereafter included in the Premises, or with respect to any amendments or modifications made to the Lease after the date hereof without the consent of Assignor).

     (ii) Landlord does not waive any claims, rights, suits or actions against Assignor under the Lease;

     (iii) No addition, alteration or improvement shall be made to the Premises by Assignor or Assignee without the prior written consent of Landlord and any such addition, alteration or improvement shall be made subject to Section 10 of the Lease, except for matters consented to in writing by the Landlord; and

     (iv) Such consent is limited to the assignment and assumption herein made and shall not relieve Assignor and Assignee from their obligation to obtain the consent of Landlord to (x) any future assignment, in whole or in part, of the interest of the tenant under the Lease, (y) any future sublease of the Premises, or any part thereof, or (z) any amendment, modification or change to the Agreement.

LANDLORD:

LINCOLN MENLO VIII LIMITED PARTNERSHIP
A CALIFORNIA LIMITED PARTNERSHIP

By: /s/ Signature Illegible

        By:

        Its:

                                LEASE AGREEMENT
                                     (Net)
                            Basic Lease Information

LEASE DATE:               March 4, 1996

LANDLORD:                 LINCOLN MENLO VIII LIMITED PARTNERSHIP
                          A CALIFORNIA LIMITED PARTNERSHIP

LANDLORD'S ADDRESS:       c/o Lincoln Property Company Management Services, Inc.
                          101 Lincoln Centre Drive, Fourth Floor
                          Foster City, California 94404-1167

TENANT:                   CBT Systems USA, Ltd.,
                          a Maryland corporation
                          Attention: Chief Financial Officer/Greg Priest

TENANT'S ADDRESS:         1005 Hamilton Court
                          Menlo Park, CA 94025

PREMISES:                 Approximately 25,648 rentable square feet as shown on
                          Exhibit A
                          ---------

PREMISES ADDRESS:         1005 Hamilton Court
                          Menlo Park, CA 94025

                          Building E: (Phase VIII)          54,586 square feet
                          Lot (Building's tax parcel):      APN 055-440-050
                          Park: Willow Park                 984,954 square feet

TERM:                     May 17, 1996 ("Commencement Date"), through
                          ------------
                          May 16, 2001 ("Expiration Date")
                          ------------

BASE RENT (3):            Thirty thousand seven hundred seventy-seven and 60/100
                          dollars ($30,777.60) per month

ADJUSTMENTS TO BASE RENT: Effective as of November 17, 1998, and through the
                                          -----------------
                          balance of the Term the monthly Base Rent shall be thirty-five thousand nine hundred seven and 20/100 dollars ($35,907.20).

SECURITY DEPOSIT (4.1):   Thirty-six thousand and 00/100 dollars ($36,000.00)

*TENANT'S SHARE OF OPERATING EXPENSES (6.1):         47% OF THE PHASE VIII
*TENANT'S SHARE OF TAX EXPENSES (6.2):               47% OF THE BUILDING/LOT
*TENANT'S SHARE OF COMMON AREA UTILITY COSTS (7):    47% OF THE PHASE VIII
*The amount of Tenant's Share of the expenses as referenced above shall be subject to modification as set forth in this Lease.

PERMITTED USES:           General office, administration, training, sales and
                          distribution of for interactive software, but only to the extent permitted by the City of Menlo Park and any and all entities having jurisdiction.

UNRESERVED
PARKING SPACES:           One hundred two (102) nonexclusive and undesignated
                          spaces

BROKER (38):              The Galbreath Company (Tenant's Broker)
                          Cornish & Carey Commercial (Landlord's Broker)

EXHIBITS:                 Exhibit A - Premises, Building, Lot and/or Park
                          Exhibit B - Tenant Improvements
                          Exhibit C - Rules and Regulations
                          Exhibit D - Covenants, Conditions and Restrictions
                          Exhibit E - Hazardous Materials Disclosure Certificate
                          Exhibit F - Change of Commencement Date - Example
                          Exhibit G - Sign Criteria (Intentionally Omitted)
                          Exhibit H - Subordination, Non-Disturbance and
                                      Attornment Agreement

ADDENDA:                  Addendum 1: Early Occupancy Agreement
                          Addendum 2: Option to Extent the Lease

                               TABLE OF CONTENTS
                               -----------------

SECTION                                                                  PAGE
-------                                                                  ----
1.   PREMISES                                                             3
2.   ADJUSTMENT OF COMMENCEMENT DATE; CONDITION OF THE PREMISES           3
3.   RENT                                                                 4
4.   SECURITY DEPOSIT                                                     5
5.   TENANT IMPROVEMENTS                                                  5
6.   ADDITIONAL RENT                                                      5
7.   UTILITIES                                                            8
8.   LATE CHARGES                                                         9
9.   USE OF PREMISES                                                      9
10.  ALTERATIONS AND ADDITIONS; AND SURRENDER OF PREMISES                10
11.  REPAIRS AND MAINTENANCE                                             11
12.  INSURANCE                                                           12
13.  WAIVER OF SUBROGATION                                               13
14.  LIMITATION OF LIABILITY AND INDEMNITY                               13
15.  ASSIGNMENT AND SUBLEASING                                           14
16.  AD VALOREM TAXES                                                    15
17.  SUBORDINATION                                                       15
18.  RIGHT OF ENTRY                                                      16
19.  ESTOPPEL CERTIFICATE                                                17
20.  TENANT'S DEFAULT                                                    17
21.  REMEDIES FOR TENANT'S DEFAULT                                       18
22.  HOLDING OVER                                                        19
23.  LANDLORD'S DEFAULT                                                  19
24.  PARKING                                                             19
25.  SALE OF PREMISES                                                    19
26.  WAIVER                                                              20
27.  CASUALTY DAMAGE                                                     20
28.  CONDEMNATION                                                        20
29.  ENVIRONMENTAL MATTERS/HAZARDOUS MATERIALS                           21
30.  FINANCIAL STATEMENTS                                                23
31.  GENERAL PROVISIONS                                                  23
32.  SIGNS                                                               24
33.  MORTGAGEE PROTECTION                                                25
34.  QUITCLAIM                                                           25
35.  MODIFICATIONS FOR LENDER                                            25
36.  WARRANTIES OF TENANT                                                25
37.  COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT                     26
38.  BROKERAGE COMMISSION                                                26
39.  QUIET ENJOYMENT                                                     26
40.  LANDLORD'S ABILITY TO PERFORM TENANT'S UNPERFORMED OBLIGATIONS      27

                                LEASE AGREEMENT

DATE: This Lease is made and entered into as of the Lease Date defined on Page
1. The Basic Lease Information set forth on Page 1 and this Lease are and shall be construed as a single instrument.

1.   PREMISES: Landlord hereby leases the Premises to Tenant upon the terms and
     --------
conditions contained herein. Landlord hereby grants to Tenant a an irrevocable license (except if Tenant is in material default beyond applicable cure periods, in which event the license may be revoked until such time as the default is cured) for the right to use, on a non-exclusive basis, parking areas and ancillary facilities located within the Common Area of the Park, subject to the terms of this Lease. Landlord and Tenant hereby agree that for purposes of this Lease, as of the Lease Date, the rentable square footage area of the Premises, the Building, the Lot and the Park shall be deemed to be the number of rentable square feet set forth in the Basic Lease Information on Page 1. Tenant further agrees that the number of rentable square feet of the Premises, the Building, the Lot and the Park may subsequently change after the Lease Date commensurate with any modifications to any of the foregoing.

2.   ADJUSTMENT OF COMMENCEMENT DATE: CONDITION OF THE PREMISES: If Landlord
     ----------------------------------------------------------
cannot deliver possession of the Premises on the Commencement Date, Landlord shall not be subject to any liability nor shall the validity of the Lease be affected; provided the Lease term and the obligation to pay Rent shall commence on the date possession is tendered in the condition required by this Lease and the Expiration Date shall be extended by a period of time equal to the period computed from the Commencement Date to the date possession is tendered by Landlord to Tenant. In the event the commencement date and/or the expiration date of this Lease is other than the Commencement Date and/or Expiration Date provided on Page 1, as the case may be, Landlord and Tenant shall execute a written amendment to this Lease, substantially in the form of Exhibit F hereto,
                                                              ------- -
wherein the parties shall specify the actual commencement date, expiration date and the date on which Tenant is to commence paying Rent. In the event that Landlord permits Tenant to occupy the Premises prior to the Commencement Date, such occupancy shall be subject to the provisions of Addendum 1 of this Lease, By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises in a good, clean and completed condition and state of repair, in compliance with all applicable laws, codes, regulations, administrative orders and ordinances, and subject to all matters of record. Notwithstanding the foregoing to the contrary, Tenant's acceptance of the Premises and preparation of a "punch-list" shall not be deemed a waiver of Tenant's right to have defects in the Tenant Improvements or Building Improvements repaired at Landlord's expense or relieve Landlord of its responsibilities to construct the Tenant Improvements and the Building Improvements (as such term is defined in Exhibit
                                                                       -------
B) in accordance with Exhibit B, so long as the defects are discovered within
-                     ------- -
the first twelve (12) months after the Commencement Date of the Lease and are submitted in writing by Tenant to Landlord. Tenant hereby acknowledges and agrees that neither Landlord nor Landlord's agents or representatives has made any representations or warranties as to the suitability, safety or fitness of the Premises for the conduct of Tenant's business, Tenant's intended use of the Premises or for any other purpose, and that neither Landlord nor Landlord's agents or representatives has agreed to undertake any alterations or construct any Tenant Improvements to the Premises except as expressly provided in this Lease.

     Notwithstanding the foregoing to the contrary. (A) in the event that for reasons other than the occurrence of a Force Majeure Delay (as hereinafter defined) or a Tenant Delay (as hereinafter defined) the Commencement Date has not occurred by the date which is one hundred twenty (120) days after the date that Landlord has obtained the last permit necessary to construct the Tenant Improvements, (as that term is defined in Exhibit B ("Last Occupancy Date"), or
                                          ------- -
(B) in the event the Commencement Date has not occurred by the date which is two hundred ten (210) days after the Last Occupancy Date for reason of Force Majeure Delay, Tenant may elect to terminate the Lease. Termination of the Lease by Tenant as provided for herein shall be the sole and exclusive remedy of Tenant for Landlord's failure to deliver the Premises. Tenant shall exercise the right to terminate provided for herein by giving Landlord written notice of its intent to so terminate ("Termination Notice"). The Termination Notice shall be given, if at all, on or before the date which is five (5) days after the Last Occupancy Date. Termination of the Lease shall be effective sixty (60) days after Landlord's receipt of the Termination Notice. In the event that Tenant gives the Termination Notice, and in the further event that during such sixty (60) day period, the

Commencement Date occurs, the Tenant shall not be entitled to terminate the Lease as provided for herein. For purposes of this paragraph the term "Force Majeure Delay" shall mean any actual delay beyond the reasonable control of Landlord in completion of the Tenant Improvements which is not a Tenant Delay and which is caused by, with limitation, any one or more of the following: (a) wars; (b) fire; (c) earthquake, flood or other natural disaster, (d) unusual and unforeseeable delay not within the reasonable control of Landlord; (e) casualties; (f) other acts of God; or (g) governmental action or inaction (including failure, refusal or delay in issuing permits, approvals and/or authorizations), or injunction, permit appeal or court order requiring cessation of construction taking place in the Premises. The Term "Tenant Delay" shall mean any delay in completion of the Tenant Improvements resulting from any or all of the following: (i) Tenant's failure to timely perform any of its obligations under the Lease, including any failure to complete on or before the date due thereof, any actual item which is Tenant's responsibility to complete or perform; (ii) Tenant's delay in approving plans, specifications, drawings, and any other documents setting forth and/or describing the Tenant Improvements, including, without limitation, the Final Drawings, beyond those periods of time permitted by the terms of the Lease; (iii) Tenant's changes to Landlord and Tenant approved plans, specifications, drawings or any other documents describing and/or depicting the Tenant Improvements; (iv) Tenant's request for materials, finishes, or installations which are not readily available or which are incompatible with Landlord's standard materials, finishes or installations for the Premises; (v) Tenant's use or occupancy of the Premises during the construction of the Tenant Improvements or any act or failure to act by Tenant in connection with its use or occupancy of the Premises during the construction of the Tenant Improvements, Upon termination of the Lease by Tenant pursuant to the terms of this paragraph, Landlord shall promptly return the Security Deposit to Tenant.


3.       RENT: On the date that Tenant executes this Lease, Tenant shall deliver
         ----
to Landlord the original executed Lease, the Base Rent (which shall be applied against the Rent payable for the first month Tenant is required to pay Base
Rent), the Security Deposit, and all insurance certificates evidencing the insurance required to be obtained by Tenant under Section 12 of this Lease. Tenant agrees to pay Landlord, without prior notice or demand, or abatement, offset, deduction or claim, the Base Rent described on Page 1, payable in advance at Landlord's address shown on Page 1 on the first day of each month throughout the term of the Lease. In addition to the Base Rent set forth on Page 1, Tenant shall pay Landlord in advance and on the first (1st) day of each month throughout the term of this Lease (including any extensions of such term), as Additional Rent Tenant's share, as set forth on Page 1, of Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses, and Administrative Expenses all in the manner as specified in Sections 6.1, 6.2, 6.3, 6.4 and 7 of this Lease, respectively. Additionally, Tenant shall pay to Landlord as Additional Rent hereunder, immediately on Landlord's demand therefor, any and all reasonable and actual costs and expenses incurred by Landlord to enforce the provisions of this Lease, including, but not limited to, costs associated with any proposed assignment or subletting of all or any portion of the Premises by Tenant, costs associated with the delivery of notices, delivery and recordation of notice(s) of default, attorneys' fees, expert fees, court costs and filing fees (collectively, the "Enforcement Expenses"). The term "Rent" whenever used herein refers to the aggregate of all these amounts. Except as otherwise provided in Addendum 1. If Landlord permits Tenant to occupy the Premises without requiring Tenant to pay rental payments for a period of time, the waiver of the requirement to pay rental payments shall only apply to waiver of the Base Rent and Tenant shall otherwise perform all other obligations of Tenant hereunder, including, but not limited to paying to Landlord any and all amounts considered additional rent, such as Tenant's share of Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses, and Administrative Expenses. If, at any time, Tenant is in default of or otherwise breaches any term, condition or provision of this Lease, any such waiver by Landlord of Tenant's requirement to pay rental payments shall be null and void and Tenant shall immediately pay to Landlord all rental payments waived by Landlord. The Rent for any fractional part of a calendar month at the commencement or termination of the Lease term shall be a prorated amount of the Rent for a full calendar month based upon a thirty (30) day month. The prorated Rent shall be paid on the Commencement Date and the first day of the calendar month in which the date of termination occurs, as the case may be.

4.       SECURITY DEPOSIT:
         ----------------

         4.1 Security Deposit: Upon Tenant's execution of this Lease, Tenant shall deliver to Landlord, as a Security Deposit for the performance by Tenant of its obligations under this Lease, the amount described on Page 1. If Tenant is in default, Landlord may, but without obligation to do so, use the Security Deposit, or any portion thereof, to cure the default or to compensate Landlord for all damages sustained by Landlord resulting from Tenant's default, including, but not limited to the Enforcement Expenses. Tenant shall, immediately on demand, pay to Landlord a sum equal to the portion of the Security Deposit so applied or used so as to replenish the amount of the Security Deposit held to increase such deposit to the amount initially deposited with Landlord.

As soon as practicable after the termination of this Lease, Landlord shall return the Security Deposit to Tenant, less such amounts as are reasonably necessary, as determined solely by Landlord, to remedy Tenant's default(s) hereunder or to otherwise restore the Premises to the condition required by
Section 10.2 hereof reasonable wear and tear excepted. If the cost to restore the Premises exceeds the amount of the Security Deposit, Tenant shall promptly deliver to Landlord any and all of such excess sums as reasonably determined by Landlord. Landlord shall not be required to keep the Security Deposit separate from other funds, and, unless otherwise required by law, Tenant shall not be entitled to interest on the Security Deposit. In no event or circumstance shall Tenant have the right to any use of the Security Deposit and, specifically, Tenant may not use the Security Deposit as a credit or to otherwise offset any payments required hereunder, including, but not limited to, Rent or any portion thereof.

5.       TENANT IMPROVEMENTS: Landlord shall construct the Building and Tenant
         -------------------
Improvements as described and in accordance with the terms, conditions, criteria and provisions set forth in Exhibit B, attached and incorporated herein by this
                            ------- -
reference. Tenant acknowledges that neither Landlord nor any of Landlord's agents, representatives or employees has made any representations as to the suitability or fitness of the Premises for the conduct of Tenant's business, including, without limitation, any storage incidental thereto, or for any other purpose, and that neither Landlord nor any of Landlord's agents, representatives or employees has agreed to undertake any alterations or construct any Tenant Improvements to the Premises except as expressly provided in Exhibit B to this
                                                             ------- -
Lease.


6.       ADDITIONAL RENT: The costs and expenses described in this Section 6 and
         ---------------
all other sums, charges, costs and expenses specified in this Lease to be paid by Tenant other than Base Rent, including, but not limited to, Utility Expenses, Tenant's share of Common Area Utility Costs, Late Charges and Enforcement Expenses are to be paid by Tenant to Landlord as additional rent (collectively, "Additional Rent"). 6.1 Operating Expenses: In addition to the Base Rent set forth in Section 3, Tenant shall pay its share, which is defined on Page 1, of all Operating Expenses as Additional Rent. The term "Operating Expenses" as used herein shall mean the total amounts paid or payable by Landlord in connection with the ownership, maintenance, repair and operation of the Premises, the Building and the Lot, and where applicable, of the Park referred to on Page 1. The amount of Tenant's share of Operating Expenses shall be reviewed from time to time by Landlord and shall be subject to modification by Landlord as reasonably determined by Landlord. Tenant's Share of Operating Expense relating to the Building, Lot and Park shall be a fraction, the numerator of which shall be the rentable square feet in the

Premises and the denominator of which shall be the number of rentable square feet in the Building, the Lot and the Park, respectively. These Operating Expenses may include, but are not limited to:

               6.1.1 Landlord's cost of repairs to, and maintenance of, the roof, the roof membrane and the exterior walls of the Building (excluding structural portions of the roof);


               6.1.2 Landlord's cost of maintaining the outside paved area, landscaping and other common areas for the Park. The term "Common Area" shall mean all areas and facilities within the Park exclusive of the Premises and the other portions of the Park leased exclusively to other tenants. The Common Area includes, but is not limited to, interior lobbies, mezzanines, parking areas, access and perimeter roads, sidewalks, landscaped areas and similar areas and facilities;

               6.1.3 Landlord's annual cost of insurance insuring against fire and extended coverage (including, if Landlord elects, "all risk" coverage) and all other insurance, including, but not limited to, earthquake, flood and/or surface water endorsements for the Building, the Lot and the Park (including the Common Area), rental value insurance against loss of Rent in an amount equal to the amount of Rent for a period of at least six (6) months commencing on the date of loss, and subject to the provisions of Section 27 below, any commercially reasonable deductible provided, however, any deductible applicable to earthquake coverage shall be amortized over the then remaining balance of -the term of this lease and the Extended Term (at an interest rate reasonably determined by Landlord) and Tenant shall pay its pro rata share of the monthly amortized portion of such costs (including interest charges) as part of Operating Expenses. If Tenant elects not to exercise its option, then the amortization of the deductible applicable to the Extended Term shall be paid by Tenant in one lump sum upon the expiration of this Lease;

               6.1.4 Landlord's cost of modifications to the Building, the Common Area and/or the Park occasioned by any rules, laws or regulations effective subsequent to the date on which the Building was originally constructed; provided, however if there are modifications necessitated by any such rules, laws or regulations or there are replacement improvements which are required to be made to the Building, the Common Area and/or the Park which are in the nature of capital improvements whether or not required by any such rules, laws or regulations then the costs of such modifications and replacement improvements shall be amortized over a reasonable period which shall not be less than the lesser of fifteen (15) years or the reasonably estimated useful life of the modifications or replacement improvements in question (at an interest rate as reasonably determined by Landlord) and Tenant shall pay its pro rata share of the monthly amortized portion of such costs (including interest charges) as part of the Operating Expenses;


               6.1.5 Landlord's cost of modifications to the Building, the Common Area and/or the Park occasioned by any rules, laws or regulations arising from Tenant's particular use of the Premises regardless of when such rules, laws or regulations became effective;

               6.1.6 If Landlord elects to so procure, Landlord's cost of preventative maintenance, and repair contracts including, but not limited to, contracts for elevator systems and heating, ventilation and air conditioning systems, lifts for disabled persons, and trash or refuse collection;

               6.1.7 Landlord's cost of security and fire protection services for the Building and/or the Park, as the case may be, if in Landlord's sole discretion such services are provided;

               6.1.10 Landlord's cost of supplies, equipment, rental equipment and other similar items used in the operation and/or maintenance of the Park; and

               6.1.11 Landlord's cost for the repairs and maintenance items set forth in Section 11.2 below.

               Notwithstanding the foregoing, for purposes of this Lease, the term "Operating Expenses" shall not include the following:

               (a) Leasing commissions, cost disbursements, and other expenses incurred for leasing, renovating, or improving space for tenants other than Tenant;

          (b) Depreciation and amortization except on materials, tools, supplies and vendor-type equipment purchased by Landlord to supply services for which Landlord might otherwise contract with third parties or such depreciation and amortization which otherwise have already been included in the charge for such third party services;

          (c) Interest on debt or amortization payments on mortgages or deeds of trust or any other debts for borrowed money;

          (d) Costs for which Landlord has received reimbursement from others, or costs and services which Tenant reimburses Landlord or pays third parties or that Landlord provided selectively to one or more tenants of the Building, other than Tenant, without reimbursement;

          (e) Legal fees, brokerage commissions, advertising costs or other related expenses incurred by Landlord in connection with leasing of space to other tenants and for the financing of the Building. Lot, or Premises, except as required pursuant to the provisions of Paragraph 21 hereof;

          (f) Subject to the provisions of Section 27 below, costs of repairs or other work necessitated by fire, windstorm or other casualty to the extent such casualties are covered by insurance required to be maintained by Landlord hereunder;

          (g)  Ground lease rental; and

          (h)  Those costs incurred by Landlord for the matters set forth in
Section 11.3 below

          6.2 TAX EXPENSES: In addition to the Base Rent set forth in Section 3, Tenant shall pay its share, which is defined on Page 1, of all real property taxes applicable to the Lease Term and land and improvements included within the Lot on which the Premises are situated and one hundred percent (100%) of all personal property taxes now or hereafter assessed or levied against the Premises or Tenant's personal property. The amount of Tenant's $ Share of Tax Expenses shall be reviewed from time to time by Landlord and shall be subject to modification by Landlord as reasonably determined by Landlord. Tenant shall also pay one hundred percent (100%) of any increase in real property taxes attributable, in Landlord's reasonable discretion, to any and all alterations, Tenant Improvements or other improvements of any kind, which are above standard improvements customarily installed for similar buildings located within the Building or the Park (as applicable), whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant. The term "Tax Expenses" shall mean and include, without limitation, any form of tax and assessment (general, special, supplemental, ordinary or extraordinary), commercial rental tax, payments under any improvement bond or bonds, license, rental tax, transaction tax, levy, or penalty imposed by authority having the direct or indirect power of tax (including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof) as against any legal or equitable interest of Landlord in the Premises, the Building, and the Lot, as against Landlord's right to rent or other income therefrom, or as against Landlord's business of leasing the Premises or the occupancy of Tenant or any other tax, fee, or excise, however described, including, but not limited to, any value added tax, or any tax imposed in substitution (partially or totally) of any tax previously included within the definition of real property taxes, or any additional tax the nature of which was previously included within the definition of real property taxes. The term "Tax Expenses" shall not include any franchise, estate, inheritance, net income, or excess profits tax imposed upon Landlord.

With respect to any assessments or taxes for which Landlord has the right to elect to make a lump sum payment or cause such assessment or tax to be amortized and paid over a period of time at a reasonably acceptable interest rate. Landlord shall only include in the definition of Tax Expense the amortized portion of such taxes and assessments (including any applicable interest charges) for purposes of this Lease.

          6.3 ADMINISTRATIVE EXPENSES: In addition to the Base Rent set forth in Section 3 hereof, Tenant shall pay Landlord, without prior notice or demand, on the first (1st) day of each month throughout the term of this Lease (including any extensions of such term), as compensation to Landlord for accounting and management services rendered on behalf of the Building and/or the Park, one-twelfth (1/12th) of an amount equal to fifteen percent (15%) of the estimated amount of the aggregate of the Tenant's s-Share of (i) the total Operating-Expenses and Tax Expenses as described in Sections 6.1 and 6.2 above, respectively, and (ii) all Common Area Utility Costs for the Park and the Premises as described in Section 7 below; as such amounts are estimated by Landlord in accordance with the provisions of Section 6.4 below (collectively, the "Administrative Expenses"). Tenant's obligations to pay such Administrative Expenses shall survive the expiration or earlier termination of this Lease.

          6.4 PAYMENT OF EXPENSES: Landlord shall estimate Tenant's share of the Operating Expenses and Tax Expenses for the calendar year in which the Lease commences. Commencing on the Commencement Date, one-twelfth (1/12th) of this estimated amount shall be paid by Tenant to Landlord, as Additional Rent, on the first (1st) day of each month and throughout the remaining months of such calendar year. Thereafter, Landlord may estimate such expenses as of the beginning of each calendar year and Tenant shall pay one-twelfth (1/12th) of such estimated amount as Additional Rent hereunder on the first day of each month during such calendar year and for each ensuing calendar year throughout the term of this Lease (including any extensions of the term). By April 30th of each of the following calendar years, or as soon thereafter as reasonably possible, including the calendar year after the calendar year in which this Lease terminates or the term expires, Landlord shall endeavor to furnish Tenant with an accounting of actual Operating Expenses and Tax Expenses. Within thirty
(30) days of Landlord's delivery of such accounting, Tenant shall pay to Landlord the amount of any underpayment. Notwithstanding the foregoing, failure by Landlord to give such accounting by such date shall not constitute a waiver by Landlord of its right to collect any of Tenant's underpayment at any time. Landlord shall credit the amount of any overpayment by Tenant toward the next estimated monthly installment(s) falling due, or where the term of the Lease has expired, refund the amount of overpayment to Tenant. Tenant, at its sole cost and expense through any certified public accountant designated by it, shall have the right to examine and/or audit the books and records evidencing such costs and expenses for the previous one (1) calendar year, during Landlord's reasonable business hours and not more frequently than once during any calendar year. Tenant's obligations to pay its share of Operating Expenses and Tax Expenses shall survive the expiration or earlier termination of this Lease.

          6.5 ANNUAL RECONCILIATION: If the term of the Lease expires prior to the annual reconciliation of expenses, if any, Landlord shall have the right to reasonably estimate Tenant's share of such expenses, and if Landlord reasonably determines that an underpayment is due, Tenant hereby agrees that Landlord shall be entitled to deduct such underpayment from Tenant's Security Deposit. If Landlord reasonably determines that an overpayment has been made by Tenant, Landlord shall refund said overpayment to Tenant as soon as practicable thereafter. Notwithstanding the foregoing, failure of Landlord to accurately estimate Tenant's share of such expenses or to otherwise perform such reconciliation of expenses, including, without limitation, Landlord's failure to deduct any portion of any underpayment from Tenant's Security Deposit, shall not constitute a waiver of Landlord's right to collect any of Tenant's underpayment at any time during the term of the Lease or at any time after the expiration or earlier termination of this Lease.

7.        UTILITIES: Utility Expenses, Common Area Utility Costs and all other
          ---------
sums or charges set forth in this Section 7 are considered part of Additional Rent. Tenant shall pay the cost of all water, sewer use, sewer discharge fees and sewer connection fees, gas, heat, electricity, refuse pickup, janitorial service, telephone and other utilities billed or metered separately to the Premises and/or Tenant. Tenant shall also pay its share of any assessments or charges for utility or similar purposes included within any tax bill for the Lot on which the Premises are situated, including, without limitation, entitlement fees, allocation unit fees, and/or any similar fees or charges, and any penalties related thereto. For any such utility fees or use charges that are not billed or metered separately to Tenant, Tenant shall pay to Landlord, as Additional Rent, without prior notice or demand, on the first (1st) day of each month throughout the term of this Lease the amount which is attributable to Tenant's use of the utilities or similar services, as reasonably estimated and determined by Landlord based upon factors such as size of the Premises and intensity of use of such utilities by Tenant such that Tenant shall pay the portion of such charges reasonably consistent with Tenant's use of such utilities and similar services ("Utility Expenses"). If Tenant disputes any such estimate or determination, then Tenant shall either pay the estimated amount or cause the Premises to be separately metered at Tenant's sole expense. In addition, Tenant shall pay to Landlord its share, which is described on Page 1, as Additional Rent, without prior notice or demand, on the first (1st) day of each month throughout the term of this Lease, of any Common Area utility costs, fees, charges or expenses ("Common Area Utility Costs"). Tenant shall pay to Landlord one-twelfth (1/12th) of the estimated amount of Tenant's share of the Common Area Utility Costs in the same manner and time periods as specified in
Section 6.4 above and any reconciliation thereof shall also be in the same manner as specified in Sections 6.4 and 6.5 above. The amount of Tenant's share of Common Area Utility Costs shall be reviewed from time to time by Landlord and shall be subject to modification by Landlord as reasonably determined by Landlord. Tenant acknowledges that the Premises may become subject to the rationing of utility services or restrictions on utility use as required by a public utility company, governmental agency or other similar entity having jurisdiction thereof. Notwithstanding any such rationing or restrictions on use of any such utility services, Tenant acknowledges and agrees that its tenancy and occupancy hereunder shall be subject to such rationing restrictions as may be imposed upon Landlord, Tenant, the Premises, the Building or the Park, and Tenant shall in no event be excused or relieved from any covenant or obligation to be kept or performed by Tenant by reason of any such rationing or restrictions. Tenant further agrees to timely and faithfully pay, prior to delinquency, any amount, tax, charge, surcharge, assessment or imposition levied, assessed or imposed upon the Premises, or Tenant's use and occupancy thereof, or as a result directly or indirectly of any such rationing or restrictions.

8.       LATE CHARGES: Any and all sums or charges set forth in this Section 8
         ------------
are considered part of Additional Rent. Tenant acknowledges that late payment (the fifth day of each month or anytime thereafter) by Tenant to Landlord of Base Rent, Tenant's share of Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses, Administrative Expenses or other sums due hereunder, will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any note secured by any encumbrance against the Premises, and late charges and penalties due to the late payment of real property taxes on the Premises. Therefore, if any installment of Rent or any other sum due from Tenant is not received by Landlord within five (5) days of when due, Tenant shall promptly pay to Landlord all of the following, as applicable: (a) an additional sum equal to seven percent (7%) of such delinquent amount plus interest on such delinquent amount at the rate equal to the prime rate plus three-percent (3%) for the time period such payments are delinquent as a late charge for every month or portion thereof that such sums remain unpaid, (b) the amount of seventy-five dollars ($75) for each three-day notice prepared for, or served on, Tenant, (c) the amount of fifty dollars ($50) relating to checks for which there are not sufficient funds. If Tenant delivers to Landlord a check for which there are not sufficient funds, Landlord may, at its sole option, require Tenant to replace such check with a cashier's check for the amount of such check and all other charges payable hereunder. The parties agree that this late charge and the other charges referenced above represent a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge or other charges shall not constitute a waiver by Landlord of Tenant's default with respect to the delinquent amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord for any other breach of Tenant under this Lease. If a late charge or other charge becomes payable for any three (3) installments of Rent within any twelve (12) month period, then Landlord, at Landlord's sole option, can either require the Rent be paid quarterly in advance, or be paid monthly in advance by cashier's check or by electronic funds transfer.

9.       USE OF PREMISES:
         ---------------

         9.1 COMPLIANCE WITH LAWS, RECORDED MATTERS, AND RULES AND REGULATIONS:
The Premises are to be used solely for the uses stated on Page 1 and for no other uses or purposes without Landlord's prior written consent, which consent may be given or withheld in Landlord's sole discretion. The use of the Premises by Tenant and its employees, representatives, agents, invitees, licensees, subtenants, customers or contractors (collectively, "Tenant's Representatives") shall be subject to, and at all times in compliance with, (a) any and all applicable laws, ordinances, statutes, orders and regulations as same exist from time to time (collectively, the "Laws"), (b) any and all documents, matters or instruments, including without limitation, any declarations of convenants, conditions and restrictions, and any supplements thereto, each of which has been or hereafter is recorded in any official or public records with respect to the Premises, the Building, the Lot and/or the Park, or any portion thereof (collectively, the "Recorded Matters"), and (c) any and all rules and regulations set forth in Exhibit C, attached to and made a part of this Lease,
                         ---------
and any other reasonable rules and regulations promulgated by Landlord now or hereafter enacted relating to parking and the operation of the Premises, the Building and the Park (collectively, the "Rules and Regulations"). Tenant agrees to, and does hereby, assume full and complete responsibility to ensure that the Premises are adequate to fully meet the needs and requirements of Tenant's intended operations of its business within the Premises, and Tenant's use of the Premises and that same are in compliance with all applicable Laws. Notwithstanding anything to the contrary in this Lease. Landlord shall be responsible for any capital repairs to the Premises required in order to comply with any Laws applicable to the Premises as of the Commencement Date and, in the event that there are changes in any Laws after the Commencement Date which require any capital repairs to be made to the Premises. Landlord shall be responsible for compliance with such Laws and the cost thereof shall be included in Operating Expenses as provided in paragraph 6 hereof.

         9.2 PROHIBITION ON USE: Tenant shall not use the Premises or permit anything to be done in or about the Premises nor keep or bring anything therein which will in any way conflict with any of the requirements of the Board of Fire Underwriters or similar body now or hereafter constituted or in any way increase the existing rate of or affect any policy of fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy. No auctions may be held or otherwise conducted in, on or about the Premises, the Building, the Lot or the Park without Landlord's written consent thereto, which consent may be given or withheld in Landlord's sole discretion. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of Landlord, other tenants or occupants of the Building, other buildings in the Park, or other persons or businesses in the area, or injure or annoy other tenants or use or allow the Premises to to the contrary in this Lease. Tenant shall have the right to remove any fixtures, furniture, furnishings, trade fixtures and other personal property belonging to Tenant

11.      REPAIRS AND MAINTENANCE:
         -----------------------

         11.1 TENANT'S REPAIRS AND MAINTENANCE OBLIGATIONS: Except for those portions of the Building to be maintained by Landlord, as provided in Section
11.2 below and subject to the provisions of Section 27 below, Tenant shall, at
                                            ----------
Tenant's sole cost and expense , keep and maintain the Premises and the adjacent areas (including, without limitation, any portion of the Common Area used by Tenant or Tenant's Representatives) in good, clean and safe condition and repair to the reasonable satisfaction of Landlord including, but not limited to, repairing any damage caused by Tenant or Tenant's Representatives and replacing any property so damaged by Tenant or Tenant's Representatives. Without limiting the generality of the foregoing, Tenant shall be solely responsible for maintaining, repairing and replacing (a) all mechanical systems, heating, ventilation and air conditioning systems exclusively serving the Premises, (b) all plumbing, electrical wiring and equipment exclusively serving the Premises,
(c) all interior lighting (including, without limitation, light bulbs and/or ballasts) and exterior lighting serving the Premises or adjacent to the Premises, (d) all glass, windows, window frames, window casements, skylights, interior and exterior doors, door frames and door closers, (e) all roll-up doors, ramps and dock equipment including without limitation, dock bumpers, dock plates, dock seals, dock levelers and dock lights exclusively serving the Premises, (f) all tenant signage, (g) lifts for disabled persons exclusively serving the Premises, (h) sprinkler systems, fire protection systems and security systems exclusively serving the Premises, (i) all partitions, fixtures, equipment, interior painting, and interior walls and floors of the Premises and every part thereof (including, without limitation, any demising walls contiguous to any portion of the Premises).

         11.2 REIMBURSABLE REPAIRS AND MAINTENANCE OBLIGATIONS: Subject to the provisions of Sections 6 and 9 of this Lease and except for (i) the obligations of Tenant set forth in Section 11.1 above, and (ii) the repairs rendered necessary by the intentional or negligent acts or omissions of Tenant or Tenant's Representatives, Landlord agrees, at Landlord's expense, subject to reimbursement pursuant to Section 6 above, to keep in good repair the plumbing and mechanical systems not exclusively serving the Premises, any rail spur and rail crossing, the roof, roof membranes, exterior walls of the Building, signage (exclusive of tenant signage), and electrical wiring and equipment not exclusively serving the Premises, exterior lighting, exterior glass, exterior doors and entrances, exterior window casements, exterior doors and door closers, exterior painting of the Building (exclusive of the Premises), and underground utility and sewer pipes outside the exterior walls of the Building. For purposes of this Section 11.2, the term "exterior" shall mean exterior to, and not exclusively serving the Premises. Unless otherwise notified by Landlord, in writing, that Landlord has elected to procure and maintain the following described contract(s), Tenant shall procure and maintain (a) the heating, ventilation and air conditioning systems preventative maintenance and repair contract(s); such contract(s) to be on a bi-monthly or quarterly basis, as reasonably determined by Landlord, and (b) the fire and sprinkler protection services and preventative maintenance and repair contract(s) (including, without limitation, monitoring services); such contract(s) to be on a bi-monthly or quarterly basis, as reasonably determined by Landlord. Landlord reserves the right, but without the obligation to do so, to procure and maintain (i) the heating, ventilation and air conditioning systems preventative maintenance and repair contract(s), and/or (ii) the fire and sprinkler protection services and preventative maintenance and repair contract(s) (including, without limitation, monitoring services). If Landlord so elects to procure and maintain any such contract(s), Tenant will reimburse Landlord for the cost thereof in accordance with the provisions of Section 6 above. If Tenant procures and maintains any of such contract(s), Tenant will promptly deliver to Landlord a true and complete copy of (x) each such contract and any and all renewals or extensions thereof, and (y) each service report or other summary received by Tenant pursuant to or in connection with such contract(s).

         11.3 LANDLORD'S REPAIRS AND MAINTENANCE OBLIGATIONS: Except for repairs rendered necessary by the intentional or negligent acts or omissions of Tenant or Tenant's Representatives, Landlord agrees, at Landlord's sole cost and expense, to (a) keep in good repair the structural portions of the floors, foundations and exterior perimeter walls of the Building (exclusive of glass and exterior doors), and (b) replace the structural portions of the roof of the Building (excluding the roof membrane) as, and when, Landlord determines such replacement to be necessary in Landlord's sole discretion.

         11.4 TENANT'S FAILURE TO PERFORM REPAIRS AND MAINTENANCE OBLIGATIONS:
Except for normal maintenance and repair of the items described above, Tenant shall have no right of access to or right to install any device on the roof of the Building nor make any penetrations of the roof of the Building

Landlord shall be named as additional insureds under all of the policies required in Section 12.1(iii) above. Additionally, such policies shall provide for severability of interest. All insurance to be maintained by Tenant shall, except for workers' compensation and employer's liability insurance, be primary, without right of contribution from insurance maintained by Landlord. Any umbrella liability policy or excess liability policy (which shall be in "following form") shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. The limits of insurance maintained by Tenant shall not limit Tenant's liability under this Lease. It is the parties' intention that the insurance to be procured and maintained by Tenant as required herein shall provide coverage for any and all damage or injury arising from or related to Tenant's operations of its business and/or Tenant's or Tenant's Representatives' use of the Premises and/or any of the areas within the Park, whether such events occur within the Premises (as described in Exhibit A hereto) or in any other areas of the Park. It is not
             ---------
contemplated or anticipated by the parties that the aforementioned risks of loss be borne by Landlord's insurance carriers, rather it is contemplated and anticipated by Landlord and Tenant that such risks of loss be borne by Tenant's insurance carriers pursuant to the insurance policies procured and maintained by Tenant as required herein.

         12.4 FAILURE TO TENANT TO PURCHASE AND MAINTAIN INSURANCE: In the event Tenant does not purchase the insurance required in this Lease or keep the same in full force and effect throughout the term of this Lease (including any renewals or extensions), Landlord may, but without obligation to do so, purchase the necessary insurance and pay the premiums therefor. If Landlord so elects to purchase such insurance, Tenant shall pay to Landlord, as additional rent, the amount so paid by Landlord promptly upon Landlord's demand therefor. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as additional rent, any and all Enforcement Expenses and damages which Landlord may sustain by reason of Tenant's failure to obtain and maintain such insurance. If Tenant fails to maintain any insurance required in this Lease, Tenant shall be liable for all losses, damages and costs resulting from such failure.

         12.5 LANDLORD'S INSURANCE: LANDLORD SHALL OBTAIN AND KEEP IN FORCE DURING THE TERM OF THIS LEASE A POLICY OF COMBINED SINGLE LIMIT BODILY INJURY AND PROPERTY DAMAGE INSURANCE, INSURING LANDLORD, AGAINST LIABILITY FOR BODILY INJURY AND PROPERTY DAMAGE WITH A LIMIT OF LIABILITY OF AT LEAST $2,000,000 PER OCCURRENCE AND IN THE AGGREGATE. LANDLORD SHALL OBTAIN AND KEEP IN FORCE DURING THE TERM OF THIS LEASE A POLICY OR POLICIES OF INSURANCE COVERING LOSS OR DAMAGE TO THE BUILDING, AND THE TENANT IMPROVEMENTS TO THE EXTENT OF LANDLORD'S ACTUAL INTEREST THEREIN, BUT NOT INCLUDING TENANT'S PROPERTY OR ALTERATIONS OR IMPROVEMENTS MADE TO THE PREMISES BY OR ON BEHALF OF TENANT (EXCLUDING THE TENANT IMPROVEMENTS AS LIMITED ABOVE), IN AN AMOUNT OF EIGHTY PERCENT (80%) OF THE FULL REPLACEMENT VALUE THEREOF EXCLUDING LAND COSTS, EXCAVATION COSTS, FOOTINGS AND FOUNDATIONS. THE FOREGOING INSURANCE SHALL PROVIDE PROTECTION AGAINST ALL PERILS WITHIN THE CLASSIFICATION OF FIRE, EXTENDED COVERAGE (AS SUCH TERM IS USED IN THE INSURANCE INDUSTRY), VANDALISM, MALICIOUS MISCHIEF, AND TO THE EXTENT AVAILABLE AT COMMERCIALLY REASONABLE RATES (AS SOLELY DETERMINED BY LANDLORD), FLOOD AND/OR EARTHQUAKE INSURANCE. THE FOREGOING INSURANCE POLICIES MAY BE PROCURED AND CARRIED PURSUANT TO A BLANKET POLICY OF INSURANCE COVERING ADDITIONAL PROPERTIES OTHER THAN THE BUILDING. LANDLORD'S COST OF OBTAINING AND MAINTAINING SUCH INSURANCE POLICIES ARE INCLUDED AS ONE OF THE ITEMS COMPRISING THE OPERATING EXPENSES.

13.      WAIVER OF SUBROGATION: Landlord and Tenant hereby mutually waive
         ---------------------
their respective rights of recovery against each other for any loss of, or damage to, either parties' property to the extent that such loss or damage is insured by an insurance policy required to be in effect at the time of such loss or damage, or would have been insured had the waiving party carried the type of insurance required to be carried by such party under this Lease. Each party shall obtain any special endorsements, if required by its insurer whereby the insurer waives its rights of subrogation against the other party. This provision is intended to waive fully, and for the benefit of the parties hereto, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier. The coverage obtained by Tenant pursuant to Section 12 of this Lease shall include, without limitation, a waiver of subrogation endorsement attached to the certificate of insurance. The provisions of this
Section 13 shall not apply in those instances in which such waiver of subrogation would invalidate such insurance coverage or would cause either party's insurance coverage to be voided or otherwise uncollectible.

14.      LIMITATION OF LIABILITY AND INDEMNIFY: Except to the extent of damage
         -------------------------------------
resulting from the gross negligence or willful misconduct of Landlord or its authorized representatives, Tenant agrees to protect, defend (with counsel reasonably acceptable to Landlord) and hold Landlord and Landlord's lender(s), partners, employees, representatives, legal representatives, successors and assigns (collectively, the "Indemnitees") harmless and indemnify the Indemnitees from and against all liabilities, damages, claims, losses, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, Tenant's or Tenant's Representatives' use of the Premises, Building and/or the Park, or the conduct of Tenant's business, or the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease. Tenant hereby acknowledges and agrees that it understands that Landlord's accounting department may process and accept Rent payments without verifying that such payments are being made by Tenant, a permitted sublessee or a permitted assignee in accordance with the provisions of this Lease. Although such payments may be processed and accepted by such accounting department personnel, any and all actions or omissions by the personnel of Landlord's accounting department shall not be considered as acceptance by Landlord of any proposed assignee or sublessee nor shall such actions or omissions be deemed to be a substitute for the requirement that Tenant obtain Landlord's prior written consent to any such subletting or assignment, and any such actions or omissions by the personnel of Landlord's accounting department shall not be considered as a voluntary relinquishment by Landlord of any of its rights hereunder nor shall any voluntary relinquishment of such rights be inferred therefrom. For purposes hereof, in the event Tenant is a corporation, partnership, joint venture, trust or other entity other than a natural person, any change in the direct or indirect ownership of Tenant (whether pursuant to one or more transfers) which results in a change of more than fifty percent (50%) in the direct or indirect ownership of Tenant shall be deemed to be an assignment within the meaning of this Section 15 and shall be subject to all the provisions hereof. Except for a permissible assignment in connection with a Permitted Transfer, any and all options, first rights of refusal, tenant improvement allowances and other similar rights granted to Tenant in this Lease, if any, shall not be assignable by Tenant unless expressly authorized in writing by Landlord. Notwithstanding anything to the contrary contained herein, so long as Tenant delivers to Landlord (1) at least thirty (30) days prior written notice of its intention to assign or sublease the Premises to any Related Entity, which notice shall set forth the name of the Related Entity, (2) a copy of the proposed agreement pursuant to which such assignment or sublease shall be effectuated, and (3) such other information concerning the Related Entity as Landlord may reasonably require, including without limitation, information regarding any change in the proposed use of any portion of the Premises and any financial information with respect to such Related Entity, and so long as Landlord approves, in writing, of any change in the proposed use of the subject portion of the Premises, then Tenant may assign this Lease or sublease any portion of the Premises (X) to any Related Entity, or (Y) in connection with any merger, consolidation or sale of substantially all of the assets of Tenant whereby such new entity has an equal or greater net worth of Tenant as of the date on which any merger, consolidation or sale is effectuated, without having to obtain the prior written consent of Landlord thereto (the transactions described in (X) and (Y) above are referred to herein as a "Permitted Transfers"). For purposes of this Lease the term "Related Entity" shall mean and refer to any corporation or entity which controls, is controlled by or is under common control with Tenant, as all of such terms are customarily used in the industry, and with an equal or greater net worth as Tenant has as of the proposed transfer date. Any assignment to a Related Entity shall in no way relieve Tenant of any liability Tenant may have under this Lease and such assignee or sublessee shall be jointly and severally liable with Tenant hereunder.

         15.2 EXCESS SUBLEASE RENTAL OR ASSIGNMENT CONSIDERATION: In the event of any sublease or assignment of all or any portion of the Premises where the rent or other consideration provided for in the sublease or assignment either initially or over the term of the sublease or assignment exceeds the Rent or pro rata portion of the Rent, as the case may be, for such space reserved in the Lease, Tenant shall pay the Landlord monthly, as Additional Rent, as and when received, fifty percent (50%) of the excess of each such payment of rent or other consideration in excess of the Rent called for hereunder.

         15.3 WAIVER: Notwithstanding any assignment or sublease, or any indulgences, waivers or extensions of time granted by Landlord to any assignee or sublessee, or failure by Landlord to take action against any assignee or sublessee, Tenant waives notice of any default of any assignee or sublessee and agrees that Landlord may, at its option, proceed against Tenant without having taken action against or joined such assignee or sublessee, except that Tenant shall have the benefit of any indulgences, waivers and extensions of time granted to any such assignee or sublessee.

16.      AD VALOREM TAXES: Prior to delinquency, Tenant shall pay all taxes
         ----------------
and assessments levied upon trade fixtures, alterations, additions, improvements, inventories and personal property located and/or installed on or in the Premises by, or on behalf of, Tenant; and if requested by Landlord, Tenant shall promptly deliver to Landlord copies of receipts for payment of all such taxes and assessments. To the extent any such taxes ar not separately assessed or billed to Tenant, Tenant shall pay the amount thereof as invoiced by Landlord.

17.      SUBORDINATION: Without the necessity of any additional document being
         -------------
by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any bona fide mortgagee or deed of trust beneficiary with a lien on all or any portion of the Premises or any ground lessor with respect to the land of which the Premises are a part, the rights of Tenant under this Lease and this Lease shall be subject and subordinate at all times to: (1) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated or both, and (ii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Building, the Lot, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Landlord or any such ground lessor, mortgagee, or any beneficiary shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination and upon the request of such successor to Landlord, attorn to and become the Tenant of the successor in interest to Landlord, provided such successor in interest will not disturb Tenant's use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in default of the terms and provisions of this Lease. The successor in interest to Landlord following foreclosure, sale or deed in lieu thereof shall not be (a) liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) subject to any offsets or defenses which Tenant might have against any prior lessor; (c) bound by prepayment of more than one
(1) month's Rent; or (d) liable to Tenant for any Security Deposit not actually received by such successor in interest to the extent any portion or all of such Security Deposit has not already been forfeited by, or refunded to, Tenant. Landlord shall be liable to Tenant for all or any portion of the Security Deposit not forfeited by, or refunded to Tenant, until and unless Landlord transfers such Security Deposit to the successor in interest. Tenant covenants and agrees to execute (and acknowledge if required by Landlord, any lender or ground lessor) and deliver, within ten (10) days of a demand or request by Landlord and in the form requested by Landlord, ground lessor, mortgagee or beneficiary, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Tenant's failure to timely execute and deliver such additional documents shall, at Landlord's option, constitute a material default hereunder. It is further agreed that Tenant shall be liable to Landlord, and shall indemnify Landlord from and against any loss, cost, damage or expense, incidental, consequential, or otherwise, arising or accruing directly or indirectly, from any failure of Tenant to execute or deliver to Landlord any such additional documents, together with any and all Enforcement Expenses.

         Landlord hereby represents that as of the date on which Landlord and Tenant execute this Lease there are no deeds of trust, mortgages or ground leases encumbering, or in force against, any portion of the Premises, the Building or the Lot other than a Deed of Trust in favor of Mid-Peninsula Bank (the "Construction Lender") which is currently encumbering and in force against the Lot. Within forty-five (45) days after the date on which Landlord and Tenant execute this Lease, Landlord shall use commercially reasonable efforts to cause the Construction Lender to execute, acknowledge and record in the Official Records of San Mateo County, California a nondisturbance and attornment agreement substantially in the form of Exhibit E attached hereto (the "Original
                                       ---------
SNDA"). Tenant hereby agrees to also execute, have acknowledged and deliver to Landlord the Original SNDA within ten (10) business days after the date on which Landlord and Tenant execute this Lease, Landlord has advised Tenant that at sometime after the date on which this Lease is executed by the parties Landlord will obtain a permanent loan which will be secured by a lien of a deed of trust against the Premises, the Building and/or the Lot. Landlord and Tenant agree that if Landlord at any time during the term of the Lease causes the Premises, the Building and/or the Lot to be encumbered by a mortgage, deed of trust or similar security instrument and the beneficiary thereof requires this Lease and Tenant's rights and interests in this Lease to be subordinated to such encumbrance or lien, Landlord will provide to Tenant a subordination, nondisturbance and attornment agreement in form reasonably acceptable to Landlord, the subject beneficiary and Tenant.

18.      RIGHT OF ENTRY: Tenant grants Landlord or its agents the right to
         --------------
enter the Premises at all reasonable times following reasonable prior notice (except in the event of an emergency) for purposes of inspection, exhibition, posting of notices, repair or alteration. At Landlord's option, Landlord shall at all times have and retain a key with which to unlock all the doors in, upon and about the Premises, excluding Tenant's vaults and safes. It is further agreed that Landlord shall have the right to use any and all means Landlord deems necessary to enter the Premises in an emergency. Landlord shall also have the right to place "for rent" signs during the last nine (9) months of the Term of this Lease, and ,at any time during the Term of this Lease "for sale" signs on the outside of the Premises. Tenant hereby waives any claim from damages or for any injury or inconvenience to or interference with Tenant's business, or any other loss occasioned thereby except for any claim for any of the foregoing arising out of the sole active gross negligence or willful misconduct of Landlord or its authorized representatives. Landlord shall use commercially reasonable efforts to abide by security precautions of Tenant to the extent Landlord actually receives such safety or security regulations, except in the event of an emergency.

19.      Estoppel Certificate: Tenant shall execute (and acknowledge if
         --------------------
required by any lender or ground lessor) and deliver to Landlord, within not less than ten (10) days after Landlord provides such to Tenant, a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification), the date to which the Rent and other charges are paid in advance, If any, acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder or specifying such defaults as are claimed, and such other matters as Landlord may reasonably require. Any such statement may be conclusively relied upon by Landlord and any prospective purchaser or encumbrancer of the Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon the Tenant that (a) this Lease is in full force and effect, without modification except as may be represented by Landlord; (b) there are no uncured defaults in Landlord's performance; and (c) not more than one month's Rent has been paid in advance, except in those instances when Tenant pays Rent quarterly in advance pursuant to Section 8 hereof, then not more than three month's Rent has been paid in advance. Failure by Tenant to so deliver such certified estoppel certificate shall be a default of the provisions of this Lease. Tenant shall be liable to Landlord, and shall indemnify Landlord from and against any loss, cost, damage or expense, incidental, consequential, or otherwise, arising or accruing directly or indirectly, from any failure of Tenant to execute or deliver to Landlord any such certified estoppel certificate, together with any and all Enforcement Expenses.

20.      TENANT'S DEFAULT: The occurrence of any one or more of the following
         ----------------
events shall, at Landlord's option, constitute a default and breach of this Lease by Tenant:

         20.1 The abandonment of the Premises by Tenant or the vacation of the Premises by Tenant which would cause any insurance policy to be invalidated or otherwise lapse. Tenant agrees to notice and service of notice as provided for in this Lease and waives any right to any other or further notice or service of notice which Tenant may have under any statute or law now or hereafter in effect;

         20.2 The failure by Tenant to make any payment of Rent, Additional Rent or any other payment required hereunder within three (3) days after Tenant's receipt (in the manner set forth in Section 31.10 below) of written notice from Landlord that said payment is past due. Tenant agrees that such written notice by Landlord shall serve as the statutorily required notice under the law and that Tenant further agrees to notice and service of notice as provided for in this Lease and waives any right to any other or further notice or service of notice which Tenant may have under any statute or law now or hereafter in effect;

         20.3 The failure by Tenant to observe, perform or comply with any of the conditions, covenants or provisions of this Lease (except failure to make any payment of Rent and/or Additional Rent) and such failure is not cured within
(i) thirty (30) days of the date on which Landlord delivers written notice of such failure to Tenant for all failures other than with respect to Hazardous Materials, and (ii) ten (10) days of the date on which Landlord delivers written notice of such failure to Tenant for all failures in any way related to Hazardous Materials. However, Tenant shall not be in default of its obligations hereunder if such failure cannot reasonably be cured within such thirty (30) or ten (10) day period, as applicable, and Tenant promptly commences, and thereafter diligently proceeds with same to completion, all actions necessary to cure such failure as soon as is reasonably possible, but in no event shall the completion of such cure be later than forty-five (45) days after the date on which Landlord delivers to Tenant written notice of such failure, unless Landlord, acting reasonably and in good faith, otherwise expressly agrees in writing to a longer period of time based upon the circumstances relating to such failure as well as the nature of the failure and the nature of the actions necessary to cure such failure;

         20.4 The making of a general assignment by Tenant for the benefit of creditors, the filing of a voluntary petition by Tenant or the filing of an involuntary petition by any of Tenant's creditors seeking the rehabilitation, liquidation, or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within sixty (60) days of such filing, the appointment of a receiver or other custodian to take possession of substantially all of Tenant's assets or this leasehold, Tenant's insolvency or inability to pay Tenant's debts or failure generally to pay Tenant's debts when due, any court entering a decree or order directing the winding up or liquidation of Tenant or of substantially all of Tenant's assets, Tenant taking any action toward the dissolution or winding up of Tenant's affairs, the cessation or suspension of Tenant's use of the Premises, or the attachment, execution or other judicial seizure of substantially all of Tenant's assets or this leasehold;

         20.5 Tenant's use or storage of Hazardous Materials in, on or about the Premises, the Building, the Lot and/or the Park other than as expressly permitted by the provisions of Section 29 below;

         20.6 Tenant knowingly making any material misrepresentation or omission by Tenant in any materials delivered by or on behalf of Tenant to Landlord pursuant to this Lease; or

21.      REMEDIES FOR TENANT'S DEFAULT:
         -----------------------------

         21.1 LANDLORD'S RIGHTS: In the event of Tenant's default or breach of the Lease, Landlord may terminate Tenant's right to possession of the Premises by any lawful means in which case upon delivery of written notice by Landlord this Lease shall terminate on the date specified by Landlord in such notice and Tenant shall immediately surrender possession of the Premises to Landlord. In addition, the Landlord shall have the immediate right of re-entry whether or not this Lease is terminated, and if this right of re-entry is exercised following abandonment of the Premises by Tenant, Landlord may consider any personal property belonging to Tenant and left on the Premises to also have been abandoned. No re-entry or taking possession of the Premises by Landlord pursuant to this Section 21 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant. If Landlord relets the Premises or any portion thereof, (i) Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions, expenses of cleaning, and redecorating, (collectively, the "Reletting Costs"), and (ii) the rent received by Landlord from such reletting shall be applied to the payment of, first, any indebtedness from Tenant to Landlord other than Base Rent, Operating Expenses, Tax Expenses, Administrative Expenses, Common Area Utility Costs, and Utility Expenses; second, all costs including maintenance, incurred by Landlord in reletting; and, third, Base Rent, Operating Expenses, Tax Expenses, Administrative Expenses, Common Area Utility Costs, Utility Expenses, and all other sums due under this Lease. Any and all of the Reletting Costs shall be fully chargeable to Tenant and shall not be prorated or otherwise amortized in relation to any new lease for the Premises or any portion thereof. After deducting the payments referred to above, any sum remaining from the rental Landlord receives from reletting shall be held by Landlord and applied in payment of future Rent as Rent becomes due under this Lease. In no event shall Tenant be entitled to any excess rent received by Landlord. Reletting may be for a period shorter or longer than the remaining term of this Lease. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. So long as this Lease is not terminated, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Landlord's reasonable costs in so doing, with interest at the maximum rate permitted by law from the date of such expenditure.

         21.2 DAMAGES RECOVERABLE: If Tenant breaches this Lease and abandons the Premises before the end of the term, or if Tenant's right to possession is terminated by Landlord because of a breach or default of the Lease, then in either such case, Landlord may recover from Tenant all damages suffered by Landlord as a result of Tenant's failure to perform its obligations hereunder, including, but not limited to, the cost of any unamortized tenant improvements constructed by or on behalf of Tenant pursuant to Exhibit B hereto, the portion
                                                  ---------
of any broker's or leasing agent's commission incurred with respect to the leasing of the Premises to Tenant for the balance of the term of the Lease remaining after the date on which Tenant is in default of its obligations hereunder, and all Reletting Costs, and the worth at the time of the award (computed in accordance with paragraph (3) of Subdivision (a) of Section 1951.2 of the California Civil Code) of the amount by which the Rent then unpaid hereunder for the balance of the Lease term exceeds the amount of such loss of Rent for the same period which Tenant proves could be reasonably avoided by Landlord and in such case, Landlord prior to the award, may relet the Premises for the purpose of mitigating damages suffered by Landlord because of Tenant's failure to perform its obligations hereunder; provided, however, that even though Tenant has abandoned the Premises following such breach, this Lease shall nevertheless continue in full force and effect for as long as Landlord does not terminate Tenant's right of possession, and until such termination, Landlord shall have the remedy described in Section 1951.4 of the California Civil Code (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations) and may enforce all its rights and remedies under this Lease, including the right to recover the Rent from Tenant as it becomes due hereunder. The "worth at the time of the award" within the meaning of Subparagraphs (a)(1) and (a)(2) of Section 1951.2 of the California Civil Code shall be computed by allowing interest at the rate of ten percent (10%) per annum. Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder.

         21.3 RIGHTS AND REMEDIES CUMULATIVE: The foregoing rights and remedies of Landlord are not exclusive; they are cumulative in addition to any rights and remedies now or hereafter existing at law, in equity by statute or otherwise, or to any equitable remedies Landlord may have, and to any remedies Landlord may have under bankruptcy laws or laws affecting creditor's rights generally. In addition to all remedies set forth above, if Tenant defaults or otherwise breaches this Lease, any and all Base Rent waived by Landlord under Section 3 above shall be immediately due and payable to Landlord and all options granted to Tenant hereunder shall automatically terminate, unless otherwise expressly agreed to in writing by Landlord.

         21.4 WAIVER OF A DEFAULT: The waiver by Landlord of any default or breach of any provision of this Lease shall not be deemed or construed a waiver of any other breach or default by Tenant hereunder or of any subsequent breach or default of this Lease, except for the default specified in the waiver.

22.      HOLDING OVER: If Tenant holds possession of the Premises after the
         ------------
expiration of the term of this Lease with Landlord's consent, Tenant shall become a tenant from month-to-month upon the terms and provisions of this Lease, provided the monthly Base Rent during such hold over period shall be 150% of the Base Rent due on the last month of the Lease term, payable in advance on or before the first day of each month. Acceptance by Landlord of the monthly Base Rent without the additional fifty percent (50%) increase of Base Rent shall not be deemed or construed as a waiver by Landlord of any of its rights to collect the increased amount of the Base Rent as provided herein at any time. Such month-to-month tenancy shall not constitute a renewal or extension for any further term. All options, if any, granted under the terms of this Lease shall be deemed automatically terminated and be of no force or effect during said month-to-month tenancy. Tenant shall continue in possession until such tenancy shall be terminated by either Landlord or Tenant giving written notice of termination to the other party at least thirty (30) days prior to the effective date of termination. This paragraph shall not be construed as Landlord's permission for Tenant to hold over. Acceptance of Base Rent by Landlord following expiration or termination of this Lease shall not constitute a renewal of this Lease.

23.      LANDLORD'S DEFAULT: Landlord shall not be deemed in breach or default
         ------------------
of this Lease unless Landlord fails within a reasonable time to perform an obligation required to be performed by Landlord hereunder. For purposes of this provision, a reasonable time shall in no event be less than thirty (30) days after receipt by Landlord of written notice specifying the nature of the obligation Landlord has not performed; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days, after receipt of written notice, is reasonably necessary for its performance, then Landlord shall not be in breach or default of this Lease if performance of such obligation is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

24.      PARKING: Tenant shall have a license to use the number of undesignated
         -------
and nonexclusive parking spaces set forth on Page 1. Landlord shall exercise reasonable efforts to insure that such spaces are available to Tenant for its use, but Landlord shall not be required to enforce Tenant's right to use the same. Landlord shall not oversubscribe parking.

25.      SALE OF PREMISES: In the event of any sale of the Premises by
         ----------------
Landlord or the cessation otherwise of Landlord's interest therein, Landlord shall be and is hereby entirely released from any and all of its obligations to perform or further perform under this Lease and from all liability hereunder occurring after the date of such sale provided that the Security Deposit is transferred to such purchaser; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease. For purposes of this Section 25 only, the term "Landlord" means only the owner and/or agent of the owner as such parties exist as of the date on which Tenant executes this Lease.

A ground lease or similar long term lease by Landlord of the entire Building, of which the Premises are a part, shall be deemed a sale within the meaning of this
Section 25. Tenant agrees to attorn to such new owner provided such new owner does not disturb Tenant's use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in default of any of the provisions of this Lease.

26.      WAIVER: No delay or omission in the exercise of any right or remedy
         ------
of Landlord on any default by Tenant shall impair such a right or remedy or be construed as a waiver. The subsequent acceptance of Rent by Landlord after breach by Tenant of any covenant or term of this Lease shall not be deemed a waiver of such breach, other than a waiver of timely payment for the particular Rent payment involved, and shall not prevent Landlord from maintaining an unlawful detainer or other action based on such breach. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent and other sums due hereunder shall be deemed to be other than on account of the earliest Rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or other sum or pursue any other remedy provided in this Lease. No failure, partial exercise or delay on the part of the Landlord in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

27.      CASUALTY DAMAGE: If the Premises or any part thereof shall be damaged
         ---------------
by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the Building shall, in Landlord's reasonable opinion, be required (whether or not the Premises shall have been damaged by such fire or other casualty), Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within sixty (60) days after the date of such damage, in which event the Rent shall be abated as of the date of such damage. If the Premises shall be so damaged by fire or other such that, in Landlord's reasonable opinion, restoration or repairs would require a period of time greater than one hundred eighty (180) days (excluding any Force Majeure Delays) to substantially complete, then either Landlord or Tenant may terminate this Lease by delivering written notice thereof within ten (10) days after Landlord has made such determination. If Landlord or Tenant, as the case may be, does not elect to terminate this Lease and provided insurance proceeds and any contributions from Tenant, if necessary, are available to fully repair the damage, Landlord shall within ninety (90) days after the date of such damage or as soon as reasonably practicable commence to repair and restore the Building and shall proceed with reasonable diligence to restore the Building (except that Landlord shall not be responsible for delays outside its control) to substantially the same condition in which it was immediately prior to the happening of the casualty; provided, Landlord shall not be required to rebuild, repair, or replace any part of Tenant's furniture, furnishings or fixtures and equipment removable by Tenant or any improvements, alterations or additions installed by or for the benefit of Tenant, other than the Tenant Improvements, under the provisions of this Lease. Landlord shall not in any event be required to spend for such work an amount in excess of the insurance proceeds (excluding any deductible) and any contributions from Tenant, if necessary, actually received by Landlord as a result of the fire or other casualty. Landlord shall not be liable for any inconvenience or annoyance to Tenant, injury to the business of Tenant, loss of use of any part of the Premises by the Tenant or loss of Tenant's personal property resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a fair diminution of Rent during the time and to the extent the Premises are unfit for occupancy. If the Premises or any other portion of the Building be damaged by fire or other casualty resulting from the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives, the Rent shall not be diminished during the repair of such damage to the extent Landlord does not receive insurance proceeds for lost rentals and Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of all or any portion of the Building caused thereby (including, without limitation, any deductible) to the extent such cost and expense is not covered by insurance proceeds. In the event the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within thirty
(30) days after the date of notice to Tenant of any such event, whereupon all rights and obligations shall cease and terminate hereunder. Except as otherwise provided in this Section 27, Tenant hereby waives the provisions of Sections 1932(2.), 1933(4.), 1941 and 1942 of the California Civil Code.

28.      CONDEMNATION: If twenty-five percent (25%) or more of the Premises is
         ------------
condemned by eminent domain, inversely condemned or sold in lieu of condemnation for any public or quasi-public use or purpose ("Condemned"), then Tenant or Landlord may terminate this Lease as of the date when physical possession of the Premises is taken and title vests in such condemning authority, and Rent shall be adjusted to the date of termination. Tenant shall not because of such condemnation assert any claim against Landlord or the condemning authority for any compensation because of such condemnation, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate of

Interest or other Interest of Tenant, provided, however, Tenant shall be
                                      ----------------------------------
entitled to attempt to recover from the condemning authority, a separate award
------------------------------------------------------------------------------
for Tenant's moving expenses and relocation costs. If a substantial portion of
-------------------------------------------------
the Premises, Building or the Lot is so Condemned, Landlord at its option may terminate this Lease. If Landlord does not elect to terminate this Lease, Landlord shall, if necessary, promptly proceed to restore the Premises or the Building to substantially its same condition prior to such partial condemnation, allowing for the reasonable effects of such partial condemnation, and a proportionate allowance shall be made to Tenant, as reasonably determined by Landlord, for the Rent corresponding to the time during which, and to the part of the Premises of which, Tenant is deprived on account of such partial condemnation and restoration. Landlord shall not be required to spend funds for restoration in excess of the amount received by Landlord as compensation awarded.

29.       ENVIRONMENTAL MATTERS/HAZARDOUS MATERIALS:
          -----------------------------------------

          29.1 HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE: Prior to executing this Lease, Tenant has completed, executed and delivered to Landlord the Hazardous Materials Disclosure Certificate (the "HazMat Certificate"), a copy of which is attached hereto as Exhibit E and incorporated herein by this reference.
                            ---------
Tenant covenants, represents and warrants to Landlord that the information on the HazMat Certificate is true and correct and accurately describes the use(s) of Hazardous Materials which will be made and/or used on the Premises by Tenant. Tenant shall commencing with the date which is one year from the Commencement Date and continuing every year thereafter, complete, execute, and deliver to Landlord, a HazMat Certificate describing Tenant's present use of Hazardous Materials on the Premises, and any other reasonably necessary documents as requested by Landlord. The HazMat Certificate required hereunder shall be in substantially the form as that which is attached hereto as Exhibit E.
                                                           ---------

          29.2 DEFINITION OF HAZARDOUS MATERIALS: As used in this Lease, the term Hazardous Materials shall mean and include (a) any hazardous or toxic wastes, materials or substances, and other pollutants or contaminants, which are or become regulated by any Environmental Laws; (b) petroleum, petroleum by products, gasoline, diesel fuel, crude oil or any fraction thereof; (c) asbestos and asbestos containing material, in any form, whether friable or non-friable;
(d) polychlorinated biphenyls; (e) radioactive materials; (f) lead and lead-containing materials; (g) any other material, waste or substance displaying toxic, reactive, ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined or become defined by any Environmental Law (defined below); or (h) any materials which cause of threatens to cause a nuisance upon or waste to any portion of the Premises, the Building, the Lot, the Park or any surrounding property; or poses or threatens to pose a hazard to the health and safety of persons on the Premises or any surrounding property.

          29.3 PROHIBITION; ENVIRONMENTAL LAWS: Tenant shall not be entitled to use nor store any Hazardous Materials on, in, or about the Premises, the Building, the Lot and the Park, or any portion of the foregoing, without, in each instance, obtaining Landlord's prior written consent thereto. If Landlord consents to any such usage or storage, then Tenant shall be permitted to use and/or store only those Hazardous Materials that are necessary for Tenant's business and to the extent disclosed in the HazMat Certificate and as expressly approved by Landlord in writing, provided that such usage and storage is only to the extent of the quantities of Hazardous Materials as specified in the then applicable HazMat Certificate as expressly approved by Landlord and provided further that such usage and storage is in full compliance with any and all local, state and federal environmental, health and/or safety-related laws, statutes, orders, standards, courts' decisions, ordinances, rules and regulations (as interpreted by judicial and administrative decisions), decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant or all or any portion of the Premises (collectively, the "Environmental Laws"). Tenant agrees that any changes to the type and/or quantities of Hazardous Materials specified in the most recent HazMat Certificate may be implemented only with the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole discretion. Tenant shall not be entitled nor permitted to install any tanks under, on or about the Premises for the storage of Hazardous Materials without the express written consent of Landlord, which may be given or withheld in Landlord's sole discretion. Landlord shall have the right at all times during the term of this Lease to (i) inspect the Premises, (ii) conduct tests and investigations to determine whether Tenant is in compliance with the provisions of this Section 29, and (iii) request lists of all Hazardous Materials used, stored or otherwise located on, under or about the Premises, the Common Areas and/or the parking lots (to the extent the Common Areas and/or the parking lots are not considered part of the Premises). The costs of all such inspections, tests and investigations shall be borne solely by Tenant, if Landlord in its reasonable
                                                            -----------------
discretion, determines that Tenant or any of Tenant's representatives are
-------------------------------------------------------------------------
responsible for any contamination revealed by such inspections, tests and
-------------------------------------------------------------------------
investigations. The aforementioned rights granted herein to Landlord and its
--------------
representatives shall not create (a) a duty on Landlord's part to inspect, test, investigate, monitor or otherwise observe the Premises or the activities of Tenant and Tenant's Representatives with respect to Hazardous Materials, including without limitation,

Tenant's operation, use and any remediation related thereto, or (b) liability on the part of Landlord and its representatives for Tenant's use, storage, disposal or remediation of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

          29.4 TENANT'S ENVIRONMENTAL OBLIGATIONS: Tenant shall give to Landlord immediate verbal and follow-up written notice of any spills, releases, discharges, disposals, emissions, migrations, removals or transportation of Hazardous Materials on, under or about the Premises, or in any Common Areas or parking lots (to the extent such areas are not considered part of the Premises) of which Tenant has knowledge. Tenant, at its sole cost and otherwise remediate (including, without limitation, preparation of any feasibility studies or reports and the performance of any and all closures) any spill, release, discharge, disposal, emission, migration or transportation of Hazardous Materials by Tenant or Tenant's representatives whether or not arising from or related to the intentional or negligent acts the Park and any adjacent property are returned to the condition existing prior to the appearance of such Hazardous Materials. Any such investigation, clean up, removal, restoration and other remediation shall only be performed after Tenant has obtained Landlord's prior written consent, which consent shall not be unreasonably withheld so long as such actions would not potentially have a material adverse long-term or short-term effect on the Premises, the Building, the Lot or the Park, or any portion of any of the foregoing. Notwithstanding the foregoing, Tenant shall be entitled to respond immediately to an emergency without first obtaining Landlord's prior written consent. Tenant, at its sole cost and expense, shall conduct and perform, or cause to be conducted and performed, all closures as required by any Environmental Laws or any agencies or other governmental authorities having jurisdiction thereof. If Tenant fails to so promptly investigate, clean up, remove, restore, provide closure or otherwise so remediate, Landlord may, but without obligation to do so, take any and all steps necessary to rectify the same and Tenant shall promptly reimburse Landlord, upon demand, for all costs and expenses to Landlord of performing investigation, clean up, removal, restoration, closure and remediation work. All such work undertaken by Tenant, as required herein, shall be performed in such a manner so as to enable Landlord to make full economic use of the Premises, the Building, the Lot and the Park after the satisfactory completion of such work.

          29.5 ENVIRONMENTAL INDEMNITY: In addition to Tenant's obligations as set forth hereinabove, Tenant agrees to, and shall, protect, indemnify, defend (with counsel acceptable to Landlord) and hold Landlord and Landlord's lenders, partners, property management company (if other than Landlord), agents, directors, officers, employees, representatives, contractors, shareholders, successors and assigns and each of their respective partners, directors, employees representatives, agents, contractors, shareholders, successors and assigns harmless from and against any and all claims, judgments, damages, penalties, fines, liabilities, losses (including, without limitation, diminution in value of the Premises, the Building, the Lot, the Park, or any portion of any of the foregoing, damages for the loss of or restriction on the use of rentable or usable space, and from any adverse impact of Landlord's marketing of any space within the Building and/or Park), suits, administrative proceedings and costs (including, but not limited to, attorneys' and consultant fees and court costs) arising at any time during or after the term of this Lease in connection with or related to, directly or indirectly, the use, presence, transportation, storage, disposal, migration, removal, spill, release or discharge of Hazardous Materials by Tenant or Tenant's Representatives on, in or about the Premises, or in any Common Areas or parking lots (to the extent such areas are not considered part of the Premises) as a result (directly or indirectly) of the intentional or negligent acts or omissions of Tenant or Tenant's Representatives. The foregoing indemnity shall not include any claims, judgments, damages, penalties, fines, liabilities or losses related in any way to the residual hazardous substances described in Section 29.7 below. Neither the written consent of Landlord to the presence, use or storage of Hazardous Materials in, on, under or about any portion of the Premises, the Building, the Lot and the Park, nor the strict compliance by Tenant with all Environmental Laws shall excuse Tenant from its obligations of indemnification pursuant hereto. Tenant's obligations to Landlord under this Section 29 and the indemnity contained herein shall be without regard to negligence on Tenant's part with respect to the violation of any Environmental Law by Tenant or Tenant's Representatives which results in liability to any of the aforementioned indemnities. Tenant's obligations and liabilities in connection with the presence of Hazardous Materials on the Premises, the Building, the Lot , the Park, or any portion of any of the foregoing shall be limited to the express provisions of this Section 29.

          29.6 Survival: Tenant's and Landlord's obligations and liabilities pursuant to the provisions of this Section 29 shall survive the expiration or earlier termination of this Lease. If it is determined by Landlord's environmental consultants (acting reasonably and in good faith.) that the condition of all or any portion of the Premises, the Building, the Lot and/or the Park is not in compliance with the provisions of this Lease with respect to Hazardous Materials for which Tenant is responsible pursuant to Section 29.5 hereof, including without limitation all Environmental Laws at the expiration or earlier termination of this Lease, then at Landlord's sole option, Landlord may require Tenant to hold over possession of the Premises until Tenant can surrender the Premises to Landlord in the condition in which the Premises existed as of the Commencement Date and prior to the appearance of such Hazardous Materials except for reasonable wear and tear, including without limitation, the conduct or performance of any closures as required by any Environmental Laws. For purposes hereof, the term "reasonable wear and tear" shall not include any deterioration in the condition or diminution of the value of any portion of the Premises, the Building, the Lot and/or the Park in any manner whatsoever related to directly, or indirectly, Hazardous Materials. Any such holdover by Tenant will be with Landlord's consent, will not be terminable by Tenant in any event or circumstance and will otherwise be subject to the provisions of Section 22 of this Lease.

          29.7 DISCLOSURE: The land described herein contains residual hazardous substances. Such condition renders the land and the owner. Tenant or other possessor of the land subject to requirements, restrictions, provisions, and liabilities contained in chapter 6.5 and Chapter 6.8 of division 20 of the Health and Safety Code, as same may be amended from time, and any successor statutes thereof. This statement is not a declaration that a hazard to public health, safety and welfare exists.


30. FINANCIAL STATEMENTS: Tenant, for the reliance of Landlord, any lender holding or anticipated to acquire a lien upon the Premises, the Building or the Park or any portion thereof, or any prospective purchaser of the Building or the Park or any portion thereof, within ten (10) days after Landlord's request therefor, but not more often than once annually so long as Tenant is not in default of this Lease, shall deliver to Landlord the then current and publicly available audited financial statements of Tenant (including interim periods following the end of the last fiscal year for which annual statements are publicly available) which statements shall be prepared or compiled by a certified public accountant and shall present fairly the financial condition of Tenant at such dates and the result of its operations and changes in its financial positions for the periods ended on such dates. If an audited financial statement has not been prepared, Tenant shall provide Landlord with an unaudited financial statement and/or such other information, the type and form of which are acceptable to Landlord in Landlord's reasonable discretion, which reflects the financial condition of Tenant. If Landlord so requests, Tenant shall deliver to Landlord an opinion of a certified public accountant, including a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied. Any and all options granted to Tenant hereunder shall be subject to and conditioned upon Landlord's reasonable approval of Tenant's financial condition at the time of Tenant's exercise of any such option.

31.       GENERAL PROVISIONS:

          31.1 TIME. Time is of the essence in this Lease and with respect to each and all of its provisions in which performance is a factor.

          31.2 SUCCESSORS AND ASSIGNS. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

          31.3 RECORDATION. Tenant shall not record this Lease or a short form memorandum hereof without the prior written consent of the Landlord.

          31.4 LANDLORD'S PERSONAL LIABILITY. The liability of Landlord (which, for purposes of this Lease, shall include Landlord or the owner of the Building if other than Landlord) to Tenant for any default by Landlord under the terms of this Lease shall be limited to the actual interest of Landlord and its present or future partners in the Premises and the Building and Tenant agrees to look solely to the Premises and the Building for of any liability and shall not look to other assets of Landlord nor seek any recourse against the assets of the individual partners, directors, officers, shareholders, agents or employees of Landlord; it being intended that Landlord and the individual partners, directors, officers, shareholders, agents or employees of Landlord shall not be personally liable in any manner whatsoever for any judgment or deficiency. The liability of Landlord under this Lease is limited to its actual period of ownership of title to the Building, and Landlord shall be automatically released from further performance under this Lease and from all further liabilities and expenses hereunder upon transfer of Landlord's interest in the Premises or the Building.

          31.5 SEPARABILITY. Any provisions of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provision shall remain in full force and effect.

          31.6 CHOICE OF LAW. This Lease shall be governed by the laws of the State of California.

          31.7 ATTORNEYS' FEES. In the event any dispute between the parties result in litigation or other proceeding, the prevailing party shall be reimbursed by the party not prevailing for all reasonable costs and expenses, including, without limitation, reasonable attorneys' and experts' fees and costs incurred by the prevailing party in connection with such litigation or other proceeding and any appeal thereof. Such costs, expenses and fees shall be included in and made a part of the judgment recovered by the prevailing party, if any.

          31.8 ENTIRE AGREEMENT. This Lease supersedes any prior agreements, representations, negotiations or correspondence between the parties, and contains the entire agreement of the parties on matters covered. No other agreement, statement or promise made by any party that is not in writing and signed by all parties to this Lease shall be binding.

          31.9 WARRANTY OF AUTHORITY. On the date that Tenant executes this Lease, Tenant shall deliver to Landlord an original certificate of status for Tenant issued by the California Secretary of State or statement of partnership for Tenant recorded in the county in which the Premises are located, as applicable, and such other documents as Landlord may reasonably request with regard to the lawful existence of Tenant. Each person executing this Lease on behalf of a party represents and warrants that (1) such person is duly and validly authorized to do so on behalf of the entity it purports to so bind, and
(2) if such party is a partnership, corporation or trustee, that such partnership, corporation or trustee has full right and authority to enter into this Lease and perform all of its obligations hereunder.

          31.10 NOTICES. Any and all notices and demands required or permitted to be given hereunder to Landlord shall be in writing and shall be sent: (a) by United States mail, certified and postage prepaid; or (b) by personal delivery; or (c) by overnight courier, addressed to Landlord at 101 Lincoln Centre Drive, Fourth Floor, Foster City, California 94404-1167. Any and all notices and demands required or permitted to be given hereunder to Tenant shall be in writing and shall be sent: (i) by United States mail, certified and postage prepaid; or (ii) by personal delivery to any employee or agent of Tenant over the age of eighteen (18) years of age; or (iii) by overnight courier, all of which shall be addressed to Tenant at the Premises; or (iv) by facsimile at the facsimile number at the Premises, if any, as provided by Tenant on Page 1 of this Lease or otherwise provided to Landlord. Notice and/or demand shall be deemed given upon the earlier of actual receipt, or the date on which such receipt is refused. Notice and/or demand by facsimile shall be complete upon transmission over the telephone line. Any notice or requirement of service required by any statute or law now or hereafter in effect, including, but not limited to, California Code of Civil Procedure Sections 1161, 1161.1, and 1162, is hereby waived by Tenant.

          31.11 JOINT AND SEVERAL. If Tenant consists of more than one person or entity, the obligations of all such persons or entities shall be joint and several.

          31.12 COVENANTS AND CONDITIONS. Each provision to be performed by Tenant hereunder shall be deemed to be both a covenant and a condition.

          31.13 WAIVER OF JURY TRIAL. The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way related to this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, the Building or the Park, and/or any claim of injury, loss or damage.

          31.14 COUNTERCLAIMS. In the event Landlord commences any proceedings for nonpayment of Base Rent, due hereunder, Tenant shall not interpose any non-compulsory counterclaim of whatever nature or description in any such proceedings, provided, however, nothing contained herein shall be deemed or construed as a waiver of the Tenant's right to assert such claims in any separate action brought by Tenant or the right to offset the amount of any final judgment owed by Landlord to Tenant.

          31.15 UNDERLINING. The use of underlining within the Lease is for Landlord's reference purposes only and no other meaning or emphasis is intended by this use, nor should any be inferred.

32. SIGNS: All signs and graphics of every kind visible in or from public view or corridors or the exterior of the Premises shall be subject to Landlord's prior written approval and shall be subject to any applicable governmental laws, ordinances, and regulations and in compliance with Landlord's Sign

Criteria as same may exist from time to time Tenant shall remove all such signs and graphics prior to the termination of this Lease. Such installations and removals shall be made in a manner as to avoid damage or defacement of the Premises; and Tenant shall repair any damage or defacement, including without limitation, discoloration caused by such installation or removal. Landlord shall have the right, at its option, to deduct from the Security Deposit such sums as are reasonably necessary to remove such signs, including, but not limited to, the costs and expenses associated with any repairs necessitated by such removal. Notwithstanding the foregoing, in no event shall any; (a) neon, flashing or moving sign(s) or (b) sign(s) which shall interfere with the visibility of any sign, awning, canopy, advertising matter, or decoration of any kind of any other business or occupant of the Building or the Park be permitted hereunder. Tenant further agrees to maintain any such sign, awning, canopy, advertising matter, lettering, decoration or other thing as may be approved in good condition and repair at all times. Tenant shall be permitted to install, at its sole cost and expense, its corporate name on the Building. The size, style, location and method of installation shall be reasonably determined and approved by Landlord.

33.       MORTGAGEE PROTECTION: Upon any breach or default on the part of
          --------------------
Landlord, Tenant will give written notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises who has provided Tenant with notice of their interest together with an address for receiving notice, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default (which, in no event shall be less than ninety
(90) days), including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure. If such breach or default cannot be cured within such time period, then such additional time as may be necessary will be given to such beneficiary or mortgagee to effect such cure so long as such beneficiary or mortgagee has commenced the cure within the original time period and thereafter diligently pursues such cure to completion, in which event this Lease shall not be terminated while such cure is being diligently pursued. Tenant agrees that each lender to whom this Lease has been assigned by Landlord is an express third party beneficiary hereof. Tenant shall not make any prepayment of Rent more than one (1) month in advance without the prior written consent of each such lender, except if Tenant is required to make quarterly payments of Rent in advance pursuant to the provisions of Section 8 above. Tenant waives the collection of any deposit from such lender(s) or any purchaser at a foreclosure sale of such lender(s)' deed of trust unless the lender(s) or such purchaser shall have actually received and not refunded the deposit, provided, however, Landlord
                                                --------  -------
shall remain responsible for any deposits not so-transferred. Tenant agrees to make all payments under this Lease to the lender with the most senior encumbrance upon receiving a direction, in writing, to pay said amounts to such lender. Tenant shall comply with such written direction to pay without determining whether an event of default exists under such lender's loan to Landlord.

34.       QUITCLAIM: Upon any termination of this Lease, Tenant shall, at
          ---------
Landlord's request, execute, have acknowledged and deliver to Landlord a quitclaim deed of Tenant's interest in and to the Premises. If Tenant fails to so deliver to Landlord such a quitclaim deed, Tenant hereby agrees that Landlord shall have the full authority and right to record such a quitclaim deed signed only by Landlord and such quitclaim deed shall be deemed conclusive and binding upon Tenant.

35.       MODIFICATIONS FOR LENDER: If, in connection with obtaining financing
          ------------------------
for the Premises or any portion thereof, Landlord's lender shall request reasonable modification(s) to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not adversely affect Tenant's rights or obligations hereunder or the use, occupancy or quiet enjoyment of Tenant hereunder. If the foregoing occurs, Landlord shall reimburse Tenant for any reasonable out -of-pocket costs and expenses incurred by Tenant in connection with such modifications.


36.       WARRANTIES OF TENANT: Tenant hereby warrants and represents to
          --------------------
Landlord, for the express benefit of Landlord, that Tenant has undertaken a complete and independent evaluation of the risks inherent in the execution of this Lease and the operation of the Premises for the use permitted hereby, and that, based upon said independent evaluation, Tenant has elected to enter into this Lease and hereby assumes all risks with respect thereto except as otherwise expressly provided herein. Tenant hereby further warrants and represents to Landlord, for the express benefit of Landlord, that in entering into this Lease, Tenant has not relied upon any statement, fact, promise or representation (whether express or implied, written or oral) not specifically set forth herein in writing and that any statement, fact, promise or representation (whether express or implied, written or oral) made at any time to Tenant, which is not expressly incorporated herein in writing, is hereby waived by Tenant.

37.      COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT: Landlord and Tenant
         -----------------------------------------------
hereby agree and acknowledge that the Premises, the Building and/or the Park may be subject to the requirements of the Americans with Disabilities Act, a federal law codified at 42 U.S.C. 12101 et seq, including, but not limited to Title III thereof, all regulations and guidelines related thereto, together with any and all laws, rules, regulations, ordinances, codes and statutes now or hereafter enacted by local or state agencies having jurisdiction thereof, including all requirements of Title 24 of the State of California, as the same may be in effect on the date of this Lease and may be hereafter modified, amended or supplemented (collectively, the "ADA"). Any Tenant Improvements to be constructed hereunder shall be in compliance with the requirements of the ADA, and all costs incurred for purposes of compliance therewith shall be a part of and included in the costs of the Tenant Improvements. Tenant shall be solely responsible for conducting its own independent investigation of this matter with respect to the condition of the Building, Tenant's use of the Premises and for all improvements to be made to the Premises after the actual Commencement Date (other than the Tenant Improvements): provided, however, with respect to the
                                      --------  -------
Tenant Improvements Landlord shall be solely responsible for ensuring that the design of all Tenant Improvements are not in violation of the then applicable requirements of the ADA. Subject to reimbursement pursuant to Section 6 of the Lease, if any barrier removal work or other work is required to the Building, the Common Area or the Park under the ADA, then such work shall be the responsibility of Landlord; provided, if such work is required under the ADA as a result of Tenant's particular use of the Premises or any work or alteration made to the Premises by or on behalf of Tenant, then such work shall be performed by Landlord at the sole cost and expense of Tenant. Except as otherwise expressly provided in this provision, Tenant shall be responsible at its sole cost and expense for fully and faithfully complying with all applicable requirements of the ADA, including without limitation, not discriminating against any disabled persons in the operation of Tenant's business in or about the Premises, and offering or otherwise providing auxiliary aids and services as, and when, required by the ADA. Within ten (10) days after receipt, Landlord and Tenant shall advise the other party in writing, and provide the other with copies of (as applicable), any notices alleging violation of the ADA relating to any portion of the Premises or the Building; any claims made or threatened in writing regarding noncompliance with the ADA and relating to any portion of the Premises or the Building; or any governmental or regulatory actions or investigations instituted or threatened regarding noncompliance with the ADA and relating to any portion of the Premises or the Building. Tenant shall and hereby agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and Landlord's lender(s), partners, employees, representatives, legal representatives, successors and assigns (collectively, the "Indemnitees") harmless and indemnify the Indemnitees from and against all liabilities, damages, claims, losses, penalties, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, Tenant's or Tenant's Representatives' violation or alleged violation of the ADA. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

38.       BROKERAGE COMMISSION: Landlord and Tenant each represents and
          --------------------
warrants for the benefit of the other that it has had no dealings with any real estate broker, agent or finder in connection with the Premises and/or the negotiation of this Lease, except for the Broker(s) (as set forth on Page 1), and that it knows of no other real estate broker, agent or finder who is or might be entitled to a real estate brokerage commission or finder's fee in connection with this Lease or otherwise based upon contacts between the claimant and Tenant. Each party shall indemnify and hold harmless the other from and against any and all liabilities or expenses arising out of claims made for a fee or commission by any real estate broker, agent or finder in connection with the Premises and this Lease other than Broker(s), if any, resulting from the actions of the indemnifying party. Any real estate brokerage commission or finder's fee payable to the Broker(s) in connection with this Lease shall only be payable and applicable to the extent of the initial term of the Lease and to the extent of the Premises as same exist as of the date on which Tenant executes this Lease. Unless expressly agreed to in writing by Landlord and Broker(s), no real estate brokerage commission or finder's fee shall be owed to, or otherwise payable to, the Broker(s) for any renewals or other extensions of the initial term of this Lease or for any additional space leased by Tenant other than the Premises as same exist as of the date on which Tenant executes this Lease. All brokerage commissions payable to the Brokers in connection with the initial term of this Lease shall be paid by Landlord pursuant to a separate agreement between Landlord and the Brokers.

39.       QUIET ENJOYMENT: Landlord covenants with Tenant, upon the paying of
          ---------------
Rent and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept and during the periods that Tenant is not otherwise in default of any of the terms or provisions of this Lease, and subject to the rights of any of Landlord's lenders, (i) that Tenant shall and may peaceably and quietly hold, occupy and enjoy the Premises and the Common Areas during the term of this Lease, and (ii) neither Landlord, nor any successor or assign of Landlord, shall disturb Tenant's occupancy or enjoyment of the Premises and the Common Areas.

40.      LANDLORD'S ABILITY TO PERFORM TENANT'S UNPERFORMED OBLIGATIONS:
         --------------------------------------------------------------
Notwithstanding anything to the contrary contained in this Lease, if Tenant shall fail to perform any of the terms, provisions, covenants or conditions to be performed or complied with by Tenant pursuant to this Lease, and/or if the failure of Tenant relates to a matter which in Landlord's judgment reasonably exercised is of an emergency nature and such failure shall remain uncured for a period of time commensurate with such emergency, then Landlord may, at Landlord's option without any obligation to do so, and in its sole discretion as to the necessity therefor, perform any such term, provision, covenant, or condition, or make any such payment and Landlord by reason of so doing shall not be liable or responsible for any loss or damage thereby sustained by Tenant or anyone holding under or through Tenant. If Landlord so performs any of Tenant's obligations hereunder, the full amount of the cost and expense entailed or the payment so made or the amount of the loss so sustained shall immediately be owning by Tenant to Landlord, and Tenant shall promptly pay to Landlord upon demand, as Additional Rent, the full amount thereof with interest thereon from the date of payment at the greater of (i) ten percent (10%) per annum, or (ii) the highest rate permitted by applicable law and Enforcement Expenses.

         IN WITNESS WHEREOF, this Lease is executed on the date and year first written above.

TENANT:

CBT Systems USA, Ltd.,
a Maryland corporation

By:   /s/ Signature Illegible
      Rune Eliasen
      Vice President of Operations

By:   /s/ Signature Illegible
      Greg Priest
      Chief Financial Officer

Date: 3-7-96

LANDLORD:

LINCOLN MENLO VIII LIMITED PARTNERSHIP
A CALIFORNIA LIMITED PARTNERSHIP

By:   Lincoln Property Company Management Services Inc.,
      As Manager and Agent for Owner

      By: /s/ Signature Illegible
          Vice President
      Date: _____________________

                             EXHIBIT A - PREMISES

                   LEASE DATED MARCH 4 1996, BY AND BETWEEN

                            CBT SYSTEMS USA, LTD.,
                            A MARYLAND CORPORATION
                                  ("TENANT"),
                                      AND
                    LINCOLN MENLO VIII LIMITED PARTNERSHIP
                       A CALIFORNIA LIMITED PARTNERSHIP
                                 ("LANDLORD")


                                [CHART OMITTED]

INITIALS:
--------

TENANT: /s/ Signature Illegible

LANDLORD: ______

                         EXHIBIT B TO LEASE AGREEMENT
                              TENANT IMPROVEMENTS

This exhibit, entitled "Tenant Improvements", is and shall constitute EXHIBIT B
                                                                      ------- -
to that certain Lease Agreement dated March 4, 1996 (the "Lease"), by and between LINCOLN MENLO VIII LIMITED PARTNERSHIP, A CALIFORNIA LIMITED PARTNERSHIP ("Landlord") and CBT Systems USA, Ltd., a Maryland corporation ("Tenant") for the leasing of certain premises located in the Willow Park at Building E, 1005 Hamilton Court, Menlo Park, California (the "Premises"). The terms, conditions and provisions of this EXHIBIT B are hereby incorporated into and are made a
                       ------- -
part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease:

1.A. Building Improvements, Landlord and Tenant hereby acknowledge and agree that as of the Lease Date, the Building and, thus, the Premises, have not been fully constructed. Landlord has commenced the construction of the Building and certain improvements and additions to the Park related to the construction of the Building (the "Building Improvements"), which construction is scheduled for completion on or about April 1, 1996, excluding any Force Majeure Delays. "Building Improvements" as used in this Lease shall specifically include the following: (i) the building structure, including foundations, slab on grade, roof framing, roofing, exterior walls of the building, including exterior doors, concrete wall panels and glazing; (ii) utilities brought to a central location within the building, including electrical power, water and sewer; and (iii) fire sprinkler mains and branch lines with sprinkler heads (excluding modification required for Tenant Improvements. The term "Building Improvements" specifically excludes, without limitation, the following: (a) underslab plumbing; (b) finish carpentry: (c) interior doors, windows and hardware: (d) interior finishes: (e) drywall partitions: (f) acoustic ceiling: (g) floor and window coverings: (h) casework: (i) dock equipment (j) plumbing: (k) electrical wiring and distribution: (l) heating, ventilation and air conditioning: (m) fire sprinkler finish: (n) security systems: (o) phone and data lines: and (p) insulation: (q) in-rack fire sprinklers: (r) slab treatment.


1.B. Tenant Improvements. Subject to the conditions set forth below, Landlord
     -------------------
agrees to construct and install certain improvements ("Tenant Improvements") in the Building of which the Premises are a part in accordance with the Final Drawings (defined below) and pursuant to the terms of this EXHIBIT B.
                                                           ---------
Landlord shall construct the Building Improvements and Tenant Improvements in accordance with the Final Drawings therefor, in compliance with all applicable laws, in a good and workmanlike manner and using new materials of good quality.

2.       Definition. "Tenant Improvements" as used in this Lease shall include
         ----------
only those interior portions of the Building which are described below. "Tenant
                                                                         ------
Improvements" shall specifically not include any Building Improvements as
------------
described above, any alternations, additions or improvements installed or constructed by Tenant, and any of Tenant's trade fixtures, equipment, furniture, furnishings, telephone equipment or other personal property (collectively, "Personal Property"). The Tenant Improvements shall include any and all interior improvements to be made to the Premises as specified in the Final Drawings (defined below), as specified and agreed to by Tenant and Landlord.

3.       Tenant's Initial Plans; the Work. Tenant desires Landlord to perform
         --------------------------------
certain Tenant Improvements in the Premises in substantial accordance with the plan(s) or scope of work (collectively, the "Initial Plans") which shall be
                                             -------------
prepared by Lincoln Property Company Planning Department and approved by Tenant and Landlord and attached hereto as Schedule 1, and made a part hereof. Such
                                    ----------
work, as shown in the Initial Plans and as more fully detailed in the Final Drawings (as defined and described in Section 4 below), shall be hereinafter referred to as the "Work". Not later than March 12, 1996, Tenant and/or Tenant's
                    ----
Representatives shall furnish to Landlord such additional plans, drawings, specifications and finish details as Landlord may reasonably request to enable Landlord's architects and engineers, as applicable, to prepare mechanical, electrical and plumbing plans and to prepare the Final Drawings, including, but not limited to, a final telephone layout and special electrical connections, if any. The cost of the working drawings shall be reasonable and competitive. All plans, drawings, specifications and other details describing the Work which have been, or are hereafter, furnished by or on behalf of Tenant shall be subject to Landlord's approval, which approval shall not be unreasonably withheld. Landlord shall not be deemed to have acted unreasonably if it withholds its approval of any plans, specifications, drawings or other details or of any Change Request (hereafter defined in Section 11 below) because, in Landlord's reasonable opinion, the work as described in any such item, or any Change Request, as the case may be: (a) is likely to materially adversely affect Building systems, the structure of the Building or the safety of the Building and/or its occupants;
(b) would impair Landlord's ability to furnish services to Tenant or other tenants in the Building; (c) would increase the cost of operating the Building or the Park; (d) would violate any applicable governmental, administrative body's or agencies' laws, rules, regulations, ordinances, codes or similar requirements (or interpretations thereof); (e) contains or uses Hazardous Materials; (f) would adversely affect the appearance of the Building or the Park; (g) would materially adversely affect another tenant's premises or such other tenant's use and enjoyment of such premises; (h) is prohibited by any ground lease affecting the Building, the Lot and/or the Park, any Recorded Matters or any mortgage, trust deed or other instrument encumbering the Building, the Lot and/or the Park; (i) is likely to be substantially delayed because of unavailability or shortage of labor or materials necessary to perform such work or the difficulties or unusual nature of such work; (j) is not, at a minimum, in accordance with Landlord's Building Standards (defined below), or (k) would increase the Tenant Improvement Costs (defined in Section 9 below) by more than
                                       -------
fifteen percent (15%) from the cost originally estimated and anticipated by the
                -----
parties. The foregoing reasons, however, shall not be the only reasons for which Landlord may withhold its approval, whether or not such other reasons are similar or dissimilar to the foregoing. Neither the approval by Landlord of the Work or the Initial Plans or any other plans, specifications, drawings or other items associated with the Work not Landlord's performance, supervision or monitoring of the Work shall constitute any warranty or covenant by Landlord to Tenant of the adequacy of the design for Tenant's intended use of the Premises. Tenant agrees to, and does hereby, assume full and complete responsibility to ensure that the Work and the Final Drawings are adequate to fully meet the needs and requirements of Tenant's intended operations of its business within the Premises and Tenant's use of the Premises.

4.       Final Drawings. If necessary for the performance of the Work and to
         --------------
the extent not already included as part of the Initial Plans attached hereto, Landlord shall prepare or cause to be prepared final working drawings and specifications for the Work (the "Final Drawings") based on and consistent with the Initial Plans and the other plans, specifications, drawings, finish details or other information furnished by Tenant or Tenant's Representatives to Landlord and approved by Landlord pursuant to Section 3 above. Tenant shall cooperate diligently with Landlord and Landlord's architect, engineer and other representatives and Tenant shall furnish within five (5) business days after any request therefor, all information required by Landlord or Landlord's architect, engineer or other representatives for completion of the Final Drawings. Tenant shall approve or disapprove the Final Drawings within three (3) business days after receipt of same from Landlord. Landlord and Tenant shall indicate their approval of the Final Drawings by initialing each sheet of the Final Drawings and delivering to one another a true and complete copy of such initialed Final Drawings. A true and complete copy of the approved and initialed Final Drawings shall be attached to the Lease as EXHIBIT B-1 and shall be made a part thereof.
                                  -----------
Tenant's failure to approve or disapprove such Final Drawings within the foregoing three (3) business day time period, shall be conclusively deemed to be approval of same by Tenant. If Tenant reasonably disapproves of any matters included in the Final Drawings because such items are not substantially consistent with the Initial Plans, Tenant shall, within the aforementioned three
(3) business day period, deliver to Landlord written notice of its disapproval and Tenant shall specify in such written notice, in sufficient detail as Landlord may reasonably require, the matters disapproved, the reasons for such disapproval, and the specific changes or revisions necessary to be made to the Final Drawings to cause such drawings to substantially conform to the Initial Plans. Any additional costs associated with such requested changes or revisions shall be paid for solely by Tenant, as the Excess Tenant Improvement Costs (defined in Section 10 below), either as part of the Amortized Excess TI Costs and together with those other sums amortized over the initial term of the Lease, or in cash upon written demand therefor by Landlord. Any changes or revisions requested by Tenant must first be approved by Landlord, which approval shall not be unreasonably withheld, subject to the provisions of Section 3 above. If Landlord approves such requested changes or revisions, Landlord shall cause the Final Drawings to be revised accordingly and Landlord and Tenant shall initial each sheet of the Final Drawings as revised and attach a true and complete copy thereof to the Lease as EXHIBIT B-1. Landlord and Tenant hereby covenant to each
                        -----------
other to cooperate with each other and to act reasonably in the preparation and approval of the Final Drawings.

5.       Performance of Work. As soon as practicable after Tenant and Landlord
         -------------------
initial and attach to the Lease as EXHIBIT B-1 a true and complete copy of the
                                   -----------
Final Drawings, Landlord shall submit the Final Drawings to the governmental authorities having rights of approval over the Work and shall apply for the necessary approvals and building permits. Subject to the satisfaction of all conditions precedent and subsequent to its obligations under this EXHIBIT B, and
                                                                  ---------
further subject to the provisions of Section 10 hereof, as soon as practicable after Landlord or its representatives have received all necessary approvals and building permits, Landlord will put the Final Drawings out for bid to no less than three (3) licensed, qualified (in Landlord's discretion) and insured general contractors. Tenant may designate two (2) general contractors to bid the Work so long as such contractors meet the qualifications required by Landlord. The Tenant Improvements shall be constructed by the general contractor which submits (and provides sufficient support therefor, in writing, if requested to do so by Landlord) the lowest bid, unless otherwise agreed to by Landlord and Tenant based upon criteria other than price (the "General Contractor"). Landlord shall commence construction, or cause the commencement of construction by the General Contractor, of the Tenant Improvements, as soon as practicable after selection of the General Contractor. Except as hereinafter expressly provided to the contrary, Landlord shall cause the performance of the Work using (except as may be stated or otherwise shown in the Final Drawings) building standard materials, quantities and procedures then in use by Landlord ("Building Standards").

6.       Substantial Completion. Landlord and Tenant shall cause the General
         ----------------------
Contractor to Substantially Complete (defined below) the Tenant Improvements in accordance with the Final Drawings by the Commencement Date of the Lease as set forth in Section 2 of the Lease (the "Completion Date"), subject to delays due
         ---------
to (a) acts or events beyond its control including, but not limited to, acts of God, earthquakes, strikes, lockouts, boycotts, casualties, discontinuance of any utility or other service required for performance of the Work, moratoriums, governmental agencies and weather, (b) the lack of availability or shortage of specialized materials used in the construction of the Tenant Improvements, (c) any matters beyond the control of Landlord, the General Contractor or any subcontractors, (d) any changes required by the fire department, building and/or planning department, building inspectors or any other agency having jurisdiction over the Building, the Work and/or the Tenant Improvements (except to the extent such changes are directly attributable to Tenant's use or Tenant's specialized tenant improvements, in which event such delays are considered Tenant Delays) (the events and matters set forth in Subsections (a), (b), (c) and (d) are collectively referred to as "Force Majeure Delays"), or (e) any Tenant Delays (defined in Section 7 below). The Building Improvements and Tenant Improvements
            ---------
shall be substantially completed on the date that all of the following have occurred ("Substantial Completion", or "Substantially Completed", or "Substantially Complete"); (i) if there is a project architect, when the architect issues a certificate of substantial completion; (ii) Tenant has direct access to the Premises with all building services and utilities serving the Premises; (iii) if required, a certificate of occupancy or comparable evidence of completion has been issued by the appropriate governmental agency for the Premises; (iv) within two (2) business days of Landlord's request therefor, Landlord and Tenant have conducted a walk-through of the Premises to describe all incomplete or defective items; (v) Landlord shall have completed the repair of all incomplete or defective items found during the walk-through that materially impair Tenant's use or occupancy of the Premises; and (vi) Landlord and Tenant shall have prepared a punch-list of all incomplete or defective items found during the walk-through that do not materially impair Tenant's use or occupancy of the Premises, the correction of which shall not delay the date on which the Tenant Improvements shall be considered Substantially Completed. If the Work is not deemed to be Substantially Completed on or before the scheduled Completion Date, (i) Landlord agrees to use reasonable efforts to Substantially Complete the Work as soon as practicable thereafter, (ii) the Lease shall remain in full force and effect, (iii) Landlord shall not be deemed to be in breach or default of the Lease or this EXHIBIT B as a result thereof and Landlord shall
                             ---------
have no liability to Tenant as a result of any delay in occupancy (whether for damages, abatement of all or any portion of the Rent, or otherwise), except as otherwise provided herein, and (iv) except in the event of any Tenant Delays, which will not affect the Commencement Date but will extend the Completion Date without any penalty or liability to Landlord, and notwithstanding anything to the contrary contained in the Lease, the Commencement Date and the Expiration Date of the term of the Lease (as defined in Section 2 of the Lease) shall be
                                             ---------
extended commensurately by the amount of time attributable to such Force Majeure Delays, and Landlord and Tenant shall execute a written amendment to the Lease evidencing such extensions of time, substantially in the form of Exhibit F to
                                                                 ---------
the Lease. Subject to the provisions of Section 10.2 of the Lease, the Tenant
                                        ------------
Improvements shall belong to Landlord and shall be deemed to be incorporated into the Premises for all purposes of the Lease, unless Landlord, in writing, indicates otherwise to Tenant.

7.       Tenant Delays. If the Work has not been Substantially Completed by
         -------------
the scheduled Commencement Date due to any delay attributable to Tenant and/or Tenant's Representatives or Tenant's intended use of the Premises (collectively, "Tenant Delays"), including, but not limited to, any of the following described
 -------------
events or occurrences then the Commencement Date shall be that date that the Tenant Improvements would have been substantially completed but for any such Tenant Delays and the Expiration Date shall be that date which is sixty (60) months thereafter: (a) delays actually caused by changes made or requested by Tenant to the Work and/or the Final Drawings; (b) the failure of Tenant to furnish all or any plans, drawings, specifications, finish details or other information required under Sections 3 and 4 above; (c) the failure of Tenant to
                           ----------------
comply with the requirements of Section 10 below that actually causes a delay;
                                ----------
(d) Tenant's requirements for special work or materials, finishes, or installations other than the Building Standards or Tenant's requirements for special construction or phasing; (e) any changes required by the fire department, building or planning department, building inspectors or any other agency having jurisdiction over the Building, the Work and/or the Tenant Improvements if such changes are directly attributable to Tenant's use or Tenant's specialized tenant improvements, if any,; (f) the performance of any additional work pursuant to a Change Request (defined below in Section 11) which is requested by Tenant that actually causes a delay;
         ----------
(g) the performance of work in or about the Premises by any person, firm or corporation employed by or on behalf of Tenant that actually causes a delay, including, without limitation, any failure to complete or any delay in the completion of such work; or (h) any and all delays caused by or arising from acts or omissions of Tenant and/or Tenant's Representatives, in any manner whatsoever, including, but not limited to, any and all revisions to the Final Drawings. Any delays in the construction of the Tenant Improvements due to any of the events described above, shall in no way extend or affect the date on which Tenant is required to commence paying Rent under the terms of the Lease. It is the intention of the parties that all of such delays will be considered Tenant Delays for which Tenant shall be wholly and completely responsible for any and all consequences related to such delays, including, without limitation, any costs and expenses attributable to increases in labor or materials.

8.       Tenant Improvement Allowance. Landlord and Tenant hereby acknowledge
         ----------------------------
and agree that the Tenant Improvement Costs (defined in Section 9 below) for the Tenant Improvements, based upon the Initial Plans approved by Landlord and Tenant in accordance with the provisions of Section 4 above, will be determined at a later date (the "Estimated TI Costs"). If the actual Tenant Improvement
                      ------------------
Costs varies from the initial estimate by more than twenty-five percent (25%), then Landlord may require any of the following, in its sole discretion: (a) changes be made to the Final Drawings to reduce the cost of the Tenant Improvements and Landlord may refuse to sign any construction contract or Change Orders to the construction contract, as the case may be, until such changes are made to the sole satisfaction of Landlord; (b) Tenant to deposit into a separate escrow account cash in an amount equal to the Excess Tenant Improvement Costs (defined in Section 10 below); (c) Tenant to provide to Landlord evidence satisfactory to Landlord, in its reasonable discretion, that Tenant has adequate financial resources to pay for the Excess Tenant Improvement Costs, as reasonably determined by Landlord; and/or (d) Tenant to pay all of the Excess Tenant Improvement Costs before Landlord's contribution of the Tenant Improvement Allowance (defined in Section 10 below); provided, however, in no event or circumstance shall the Tenant Improvement Costs exceed the maximum amount of seven hundred sixty-nine thousand four hundred forty and 00/100 dollars ($769,440.00), which amount is based on the amount of thirty and 00/100 dollars ($30.00) per rentable square foot for 25,648 square feet of the Premises which is to be improved, as described in the Initial Plans. Subject to the foregoing, Landlord shall provide an allowance for the planning and construction of the Tenant Improvements for the Work to be performed in the Premises, as described in the Initial Plans and the Final Drawings, in the amount of six hundred forty-one thousand two hundred and 00/100 dollars ($641,200.00) (the "Tenant Improvement Allowance") based upon an allowance of twenty-five and 00/100 dollars ($25.00) per rentable square foot for 25,648 square feet of the Premises which is to be improved, as described in the Initial Plans and the Final Drawings. Tenant shall not be entitled to any credit, abatement or payment from Landlord in the event that the amount of the Tenant Improvement Allowance specified above exceeds the actual Tenant Improvement Costs. The Tenant Improvement Allowance shall only be used for tenant improvements typically installed by Landlord in office/R&D and warehouse/distribution buildings. The Tenant Improvement Allowance shall be the maximum contribution by Landlord for the Tenant Improvement Costs and shall be subject to the provisions of Section 10 below.

9.       Tenant Improvement Costs. The Tenant Improvements' cost (Tenant
         ------------------------
Improvement Costs") shall mean and include any and all costs and expenses of the Work, including, without limitation, all of the following:

               (a) All costs of preliminary space planning and final architectural and engineering plans and specifications (including, without limitation, the scope of work, all plans and specifications, the Initial Plans and the Final Drawings) for the Tenant Improvements, and architectural fees, engineering costs and fees, and other costs associated with completion of said plans;

               (b) All costs of obtaining building permits and other necessary authorizations and approvals from the City of Menlo Park and other applicable jurisdictions;

               (c) All costs of interior design and finish schedule plans and specifications including as-built drawings;

               (d) All direct and indirect costs of procuring, constructing and installing the Tenant Improvements in the Premises, including, but not limited to, the construction fee for overhead and profit, the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by Landlord's consultants and the General Contractor in connection with construction of the Tenant Improvements, and all labor (including overtime) and materials constituting the Work;

               (e) All fees payable to the General Contractor, architect and Landlord's engineering firm if they are required by Tenant to redesign any portion of the Tenant Improvements following Tenant's approval of the Final Drawings; and

               (f) A construction management fee payable to Landlord in the amount of five percent (5%) of all direct and indirect costs of procuring, constructing and installing the Tenant Improvements in the Premises and the Building.

Notwithstanding anything to the contrary in the Lease or this Exhibit B, the Tenant Improvement Allowance shall not be used for, the Tenant Improvement Costs shall not include and, Landlord, at Landlord's sole cost, without reimbursement from Tenant shall pay for, the following: (i) costs relating to the design or construction of the Building Improvements, (ii) wages, labor and overhead for overtime and premium time unless approved by Tenant, (iii) interest and fees for construction financing, (iv) costs relating to construction or design defects of the Tenant Improvements and/or Building Improvements.

10.      Excess Tenant Improvement Costs. Prior to commencing the Work,
         -------------------------------
Landlord shall submit to Tenant a written statement of the actual Tenant Improvement Costs (the "Actual TI Costs") (which shall include the amount of any overtime projected as necessary to Substantially Complete the Work by the Completion Date) as then known by Landlord, and such statement shall indicate the amount, if any, by which the Actual TI Costs exceeds the Tenant Improvement Allowance (the "Excess Tenant Improvement Costs"). The term "Excess Tenant Improvement Costs" shall also include the costs related to any and all Change Orders. Tenant agrees, within three (3) days after submission to it of such statement, to execute and deliver to Landlord, in the form then in use by Landlord, an authorization to proceed with the Work, and notice of its election to either amortize the Excess Tenant Improvement Costs over the initial term of the Lease or to pay to Landlord such Excess Tenant Improvement Costs in one of the following described manners:

         (a) A portion of the Excess Tenant Improvement Costs up to a maximum amount of fifty-one thousand two hundred ninety-six and 00/100 dollars ($51,296.00), based on two and 00/100 dollars ($2.00) per rentable square foot for 25,648 square feet of the Premises, shall be amortized over the initial term of the Lease at the rate of eleven percent (11%) per annum and such amortized amount shall be paid by Tenant with, and as part of, the Rent for the Premises in accordance with the provisions and requirements of Section 3 of the Lease (the "Amortized Excess TI Costs"). The portion of the Excess Tenant Improvement Costs in excess of the Amortized Excess TI Costs shall be paid by Tenant, in cash, to Landlord concurrently with Tenant's delivery to Landlord of the aforementioned signed written authorization to proceed. No Work shall be commenced until Tenant has fully complied with the preceding provisions of this Section 10. If Tenant fails to remit the sums so demanded by Landlord pursuant to Section 8 above and this Section 10 within the time periods required, Landlord may, at its option, declare Tenant in default under the Lease; or

         (b) Tenant shall faithfully pay all of the Excess Tenant Improvement Costs to Landlord in cash, concurrently with Tenant's delivery to Landlord of the aforementioned signed written authorization to proceed. No Work shall be commenced until Tenant has fully complied with the preceding provisions of this Section 10. If Tenant fails to remit the sums so demanded by Landlord pursuant to Section 8 above and this
         Section 10 within the time periods required, Landlord may, at its option, declare Tenant in default under the Lease.

11.      Change Requests. No changes or revisions to the approved Final
         ---------------
Drawings shall be made by either Landlord or Tenant unless approved in writing by both parties. Upon Tenant's request and submission by Tenant (at Tenant's sole cost and expense) of the necessary information and/or plans and specifications for any changes or revisions to the approved Final Drawings and/or for any work other than the Work described in the approved Final Drawings ("Change Requests") and the approval by Landlord of such Change Request(s), which approval Landlord agrees shall not be unreasonably withheld, Landlord shall perform the additional work associated with the approved Change Request(s), at Tenant's sole cost and expense, subject, however, to the following provisions of this Section 11. Prior to commencing any additional work related to the approved Change Request(s), Landlord shall submit to Tenant for Tenant's approval or disapproval a written statement of the cost of such additional work and a proposed tenant change order therefor ("Change Order") in the standard form then in use by Landlord. Tenant shall execute and deliver to Landlord such Change Order and shall pay the entire cost of such additional work in the following described manner. Any costs related to such approved Change Request(s), Change Order and any delays associated therewith, shall be added to the Tenant Improvement Costs and shall be paid for by Tenant as and with any Excess Tenant Improvement Costs as set forth in Section 10 above if and to the extent the cost of such change order causes the Tenant Improvement Costs to exceed the Tenant Improvement Allowance. The billing for such additional costs to Tenant shall be accompanied by evidence of the amounts billed as is customarily used in the business. Costs related to approved Change Requests and Change Orders shall include, without limitation, any architectural or design fees, Landlord's construction fee for overhead and profit, the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by Landlord and/or Landlord's consultants, and the General Contractor's price for effecting the change. If Tenant fails to execute or deliver such Change Order, or to pay the costs related thereto, then Landlord shall not be obligated to do any additional work related to such approved Change Request(s) and/or Change Orders, and Landlord may proceed to perform only the Work, as specified in the Final Drawings.

12.      Termination. If the Lease is terminated prior to the Completion Date,
         -----------
for any reason due to the default of Tenant hereunder, in addition to any other remedies available to Landlord under the Lease, Tenant shall pay to Landlord as Additional Rent under the Lease, within five (5) days of receipt of a statement therefor, any and all costs incurred by Landlord and not reimbursed or otherwise paid by Tenant through the date of termination in connection with the Tenant Improvements to the extent planned, installed and/or constructed as of such date of termination, including, but not limited to, any costs related to the removal of all or any portion of the Tenant Improvements and restoration costs related thereto. Subject to the provisions of Section 10.2 of the Lease, upon the
                                      ------- ----
expiration or earlier termination of the Lease, Tenant shall not be required to remove the Tenant Improvements it being the intention of the parties that the Tenant Improvements are to be considered incorporated into the Building. Notwithstanding anything to the contrary contained herein, Tenant or Landlord shall have the right to terminate the Lease, upon written notice to the other party, if Landlord is unable to obtain a building permit for the Tenant Improvements within one hundred (100) days from the date the Lease is signed by Tenant.

13.      Tenant Access. Landlord, in Landlord's reasonable discretion and upon
         -------------
receipt of a written request from Tenant, may grant Tenant a license to have access to the Premises prior to the Completion Date to allow Tenant to do other work required by Tenant to make the Premises ready for Tenant's use and (the "Tenant's Pre-Occupancy Work"). It shall be a condition to the grant by Landlord and continued effectiveness of such license that:

                    (a) Tenant shall give to Landlord a written request to have such access not less than five (5) business days prior to the date on which such proposed access will commence (the "Access Notice"). The Access Notice shall contain or be accompanied by each of the following items, all in form and substance reasonably acceptable to Landlord: (i) a detailed description of and schedule for Tenant's Pre-Occupancy Work;
                    (ii) the names and addresses of all contractors, subcontractors and material suppliers and all other representatives of Tenant who or which will be entering the Premises on behalf of Tenant to perform Tenant's Pre-Occupancy Work or will be supplying materials for such work, and the approximate number of individuals, itemized by trade, who will be present in the Premises; (iii) copies of all contracts, subcontracts, material purchase orders, plans and specifications pertaining to Tenant's Pre-Occupancy Work; (iv) copies of all licenses and permits required in connection with the performance of Tenant's Pre-Occupancy Work; (v) certificates of insurance (in amounts satisfactory to Landlord and with the parties identified in, or required by, the Lease named as additional insureds) and instruments of indemnification against all claims, costs, expenses, penalties, fines, and damages which may arise in connection with Tenant's Pre-Occupancy Work; and (vi) reasonable assurances of the ability of Tenant to pay for all of Tenant's Pre-Occupancy Work and/or a letter of credit or other security deemed appropriate by Landlord securing Tenant's lien-free completion of Tenant's Pre-Occupancy Work.

                    (b) Such pre-term access by Tenant and Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees shall be subject to scheduling by Landlord.

                    (c) Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees shall fully cooperate, work in harmony and not, in any manner, interfere with Landlord or Landlord's agents or representatives in performing the Work and any additional work pursuant to approved Change Orders, Landlord's work in other areas of the Building or the Park, or the general operation of the Building. If at any time any such person representing Tenant shall not be cooperative or shall otherwise cause or threaten to cause any such disharmony or interference, including, without limitation, labor disharmony, and Tenant fails to immediately institute and maintain corrective actions as directed by Landlord, then Landlord may revoke such license upon twenty-four (24) hours' prior written notice to Tenant.

                    (d) Any such entry into and occupancy of the Premises or any portion thereof by Tenant or any person or entity working for or on behalf of Tenant shall be deemed to be subject to all of the terms, covenants, conditions and provisions of the Lease, excluding only the covenant to pay Rent. Landlord shall not be liable for any injury, loss or damage which may occur to any of Tenant's Pre-Occupancy Work made in or about the Premises or to any property placed therein prior to the commencement of the term of the Lease, the same being at Tenant's sole risk and liability. Tenant shall be liable to Landlord for any damage to any portion of the Premises, the Work or the additional work related to any approved Change Orders caused by Tenant or any of Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees. In the event that the performance of Tenant's Pre-Occupancy Work causes extra costs to be incurred by Landlord or requires the use of other Building services, Tenant shall promptly reimburse Landlord for such extra costs and/or shall pay Landlord for such other Building services at Landlord's standard rates then in effect.

14.      Lease Provisions: Conflict. The terms and provisions of the Lease,
         --------------------------
insofar as they are applicable, in whole or in part, to this EXHIBIT B, are
                                                             ---------
hereby incorporated herein by reference, and specifically including all of the provisions of Section 31 of the Lease. In the event of any conflict between the terms of the Lease and this EXHIBIT B, the terms of this EXHIBIT B shall
                            ---------                    ---------
prevail. Any amounts payable by Tenant to Landlord hereunder shall be deemed to be Additional Rent under the Lease and, upon any default in the payment of same, Landlord shall have all rights and remedies available to it as provided for in the Lease.




INITIALS:
--------

TENANT: /s/ Signature Illegible

LANDLORD:

                         EXHIBIT C TO LEASE AGREEMENT
                               RULES & REGULATIONS

This exhibit, entitled "Rules & Regulations", is and shall constitute EXHIBIT C
                                                                      ------- -
to that certain Lease Agreement dated March 4, 1996 (the "Lease"), by and between LINCOLN MENLO VIII LIMITED PARTNERSHIP, A CALIFORNIA LIMITED PARTNERSHIP ("Landlord") and CBT Systems USA, Ltd., a Maryland corporation ("Tenant") for the leasing of certain premises located in the Willow Park at Building E, 1005 Hamilton Court, Menlo Park, California (the "Premises"). The terms, conditions and provisions of this EXHIBIT C are hereby incorporated into and are made a
                       ------- -
part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease:

1. No advertisement, picture or sign of any sort shall be displayed on or outside the Premises or the Building without the prior written consent of Landlord. Landlord shall have the right to remove any such unapproved item without notice and at Tenant's expense.

2. Tenant shall not regularly park motor vehicles in designated parking areas after the conclusion of normal daily business activity.

3. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord without the prior written consent of Landlord.

4. All window coverings installed by Tenant and visible from the outside of the Building require the prior written approval of Landlord.

5. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance or any flammable or combustible materials on or around the Premises, the Building or the Park.

6. Tenant shall not alter any lock or install any new locks or bolts on any door at the Premises without the prior consent of Landlord.

7. Tenant agrees not to make any duplicate keys without the prior consent of Landlord.

8. Tenant shall park motor vehicles in those general parking areas as designated by Landlord except for loading and unloading. During those periods of loading and unloading, Tenant shall not unreasonably interfere with traffic flow within the Park and loading and unloading areas of other tenants.

9. Tenant shall not disturb, solicit or canvas any occupant of the Building or Park and shall cooperate to prevent same.

10.  No person shall go on the roof without Landlord's permission.

11. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building, to such a degree as to be objectionable to Landlord or other Tenants, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration.

12. All goods, including material used to store goods, delivered to the Premises of Tenant shall be immediately moved into the Premises and shall not be left in parking or receiving areas overnight.

13. Tractor trailers which must be unhooked or parked with dolly wheels beyond the concrete loading areas must use steel plates or wood blocks under the dolly wheels to prevent damage to the asphalt paving surfaces. No parking or storing of such trailers will be permitted in the auto parking areas of the Park or on streets adjacent thereto.

14. Forklifts which operate on asphalt paving areas shall not have solid rubber tires and shall only use tires that do not damage the asphalt.

15. Tenant is responsible for the storage and removal of all trash and refuse. All such trash and refuse shall be contained in suitable receptacles stored behind screened enclosures at locations approved by Landlord.

16. Tenant shall not store or permit the storage or placement of goods, or merchandise or pallets or equipment of any sort in or around the Premises, the Building, the Park or any of the Common Areas of the foregoing. No displays or sales of merchandise shall be allowed in the parking lots or other Common Areas.

17. Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises, the Building, the Park or any of the Common Areas of the foregoing.

18. Tenant shall not permit any motor vehicles to be washed on any portion of the Premises or in the Common Areas of the Park, nor shall Tenant permit mechanical work or maintenance of motor vehicles to be performed on any portion of the Premises or in the Common Areas of the Park.

INITIALS:
--------

TENANT: /s/ Signature Illegible

LANDLORD: T
          -

                                   EXHIBIT D
                                  WILLOW PARK
             DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS
                                  PAGE 1 OF 7

     This Declaration of Covenants, Conditions and Restrictions (hereinafter called "Declaration") is made this twenty-fifth day of August 1979, by LINCOLN PROPERTY COMPANY NO. 238, A CALIFORNIA LIMITED PARTNERSHIP (PHASES 1 & 2); LINCOLN PROPERTY COMPANY NO. 287, LTD., A CALIFORNIA LIMITED PARTNERSHIP (PHASE
3); LINCOLN PROPERTY COMPANY NO. 355, LTD., A CALIFORNIA LIMITED PARTNERSHIP (PHASE 4); LINCOLN PROPERTY COMPANY NO. 440, LTD., A CALIFORNIA LIMITED PARTNERSHIP (PHASE 5); LINCOLN PROPERTY COMPANY NO. 1179, A CALIFORNIA LIMITED PARTNERSHIP (PHASE 6); LINCOLN PROPERTY COMPANY NO. 2036 LIMITED PARTNERSHIP, A CALIFORNIA LIMITED PARTNERSHIP (PHASE 7) (hereinafter called "Lincoln Property Company").

                                    RECITALS

               1. Declarant is, or at the time of recording this Declaration will be, the Owner in fee of all that certain real property which is situated in the City of Menlo Park, County of San Mateo, State of California, described on the map (hereinafter called "Map") entitled "Menlo Industrial Center, Menlo Park, California" which Map is filed in the office of the Recorder of the County of San Mateo, State of California, on October 1, 1979, in Book No. 99 of Maps, at pages 81, 82 and 83.

               2. As Owner of the real property described in Paragraph 1 of these Recitals, Declarant has executed this Declaration for the purpose of imposing upon all portions of said real property (other than Parcel E as shown on the Map) a general plan of improvement for the benefit of said real property (other than said Parcel E) and its present and future owners. Said real property (other than Parcel E) is hereinafter called the "Property."

               NOW, THEREFORE, Declarant hereby declares that the Property is now held, and shall hereafter be held, developed, encumbered, hypothecated, transferred, sold, leased, conveyed, improved, used and occupied subject to the covenants, conditions, restrictions and limitations hereinafter set forth, all of which are declared to be in furtherance of a plan for the development and operation of a landscaped business and industrial park and are established for the purpose of enhancing and protecting the value, attractiveness and desirability of the Property and every part thereof. Each of the covenants, conditions, restrictions and limitations set forth herein shall run with the land, and every part thereof, and shall burden as well as inure to the benefit of and pass with each and every portion of the Property hereinafter developed, encumbered, hypothecated, transferred, sold, leased, conveyed, improved, used or occupied and shall apply to and bind any and all parties having or acquiring any right, title, license or interest in the Property or any part thereof.

                                   ARTICLE I

                                  DEFINITIONS

               Unless the context otherwise specifies or requires, the terms defined in this Article I shall, for all purposes of this Declaration, have the meanings herein specified.

     1.1  Building. "Building" shall mean the principal structure or
          --------
structures on any Site, including all garages, outside platforms, outbuildings, docks and the like.

     1.2  Declarant. "Declarant shall mean Lincoln Property Company, its
          ---------
successors and assigns. Declarant's assigns shall be deemed to include any party whom Declarant designates, by means of a notice recorded in the Official Records of San Mateo County, as the party who, from and after the date such notice is recorded, will perform Declarant's functions under this Declaration.

     1.3  Deed of Trust. "Deed of Trust" shall mean, with respect to any
          -------------
portion of the property, a duly recorded Deed of Trust, mortgage or other instrument which created a lien on the portion of the Property is describes.

     1.4  Improvements. "Improvements" shall mean and include without
          ------------
limitation buildings, outbuildings, pedestrian and vehicle access facilities, parking areas, loading areas, fences, walls, hedged mass plantings, landscaping, poles, signs and any structures of any type or kind.

     1.5  Owner. "Owner" shall mean any person, firm, corporation or other
          -----
legal entity (including Declarant) which owns fee title to a Site, as shown by the Official Records of the County of San Mateo; provided, however, that the term "Owner" shall not include a mortgage or beneficiary under a deed of trust holding a security interest in a Site unless such mortgagee or beneficiary is in actual physical possession of the Site.

          Whenever this Declaration creates or imposes an obligation with respect to a Site, the Owner of the Site shall be responsible for the timely and proper performance of the obligation, notwithstanding any delegation of such responsibility by lease, contract, or otherwise to another party.

     1.6  Property. "Property" shall mean that certain real property subject
          --------
to the covenants, conditions and restrictions set forth herein, namely, that real property described on Exhibit A attached hereto and incorporated herein.

     1.7  Site. "Site" shall mean a continuous area of land within the
          ----
Property which is owned of record by the same Owner, whether shown as one parcel on any recorded map or as a combination of parcels or of portions thereof.

                                  ARTICLE II

                              REGULATION OF USES

     2.1  Permitted Uses. Unless otherwise specifically prohibited herein, or
          --------------
by applicable law, any business/industrial use will be permissible if it does not constitute a nuisance to adjacent Sites. Permitted uses will include, but not be limited to, manufacturing, warehousing, distribution, cartage, processing, storage, wholesaling, office, laboratory, professional and research and development.

     2.2  Nuisance. No noxious or offensive activity shall be carried on nor
          --------
shall anything be done on any Site which may be or become an annoyance or nuisance to the Owners or occupants of other Sites, or which will be offensive to the Owners or occupants of other Sites by reason of odor, fumes, discharge of any chemical or industrial waste above or below ground, dust, dirt, fly-ash, smoke, noise, glare or which will be hazardous by reason of danger of fire or explosion or any other hazard.

     2.3  Right of Entry. During reasonable hours and subject to reasonable
          --------------
security requirements, Declarant or its authorized representative shall have the right to enter upon and inspect any Building and/or Site and the Improvements thereon for the purpose of ascertaining whether or not the provisions of this Declaration have been or are being complied with and shall not be deemed guilty of trespass by reason of such entry.

                                  ARTICLE III

                          REGULATION OF IMPROVEMENTS

     3.1  Minimum Setback Lines
          ---------------------

          (a)  General. No Improvement and no part thereof shall be placed on
               -------
               any Site closer to a property line than herein provided. The following Improvements are specifically excluded from these setback provisions:

               (1) Roof overhang, subject to the specific approval of Declarant in writing.

               (2)  Steps and walks.

               (3) Paving and associated curbing, except that vehicle parking areas shall not be permitted within ten (10) feet of the street property line or lines.

               (4) Fences, except that no fence shall be placed within the street setback area unless specific approval is given by Declarant in writing.

               (5)  Landscaping.

               (6)  Planters, not to exceed three (3) feet in height.

               (7) Railroad spur tracks, switches and bumpers, provided that the location of such tracks, switches and bumpers is specifically approved by Declarant in writing.

               (8) Displays identifying the Owner, Lessee or occupant, subject to the specific approval of Declarant in writing.

         (b) Setback from interior property lines. No setback is established from a rear or side interior property line. The interior lot lines for a corner lot shall be considered to have a real property line.

         (c)   Setback Street Property Lines. The setback line is established
               -----------------------------
     as twenty (20) feet from property line on all streets on the property.

     3.2  Completion of Construction. After commencement of construction of any
          --------------------------
Improvement, the Owner shall diligently prosecute the work thereon to the end that the Improvement shall not remain in a partly finished condition any longer than reasonably necessary for the completion thereof.

          3.3 No excavation shall be made except in connection with construction of an Improvement, and upon completion thereof, exposed openings shall be backfilled and disturbed ground shall be graded and leveled.

          3.4  Landscaping.
               -----------

               (a) Every Site on which a Building shall have been placed shall be landscaped according to plans approved as specified herein and maintained thereafter in a sightly and well-kept condition.

               (b) An Owner, Lessee or occupant shall landscape and maintain unpaved areas between the property lines and the setback lines.

               (c) An Owner, Lessee or occupant shall provide hose bibs and maintenance facilities in the vicinity of the landscaped areas.

               (d) Landscape as approved by Declarant shall be installed within ninety (90) days of occupancy or completion of the Building, whichever occurs first.

          3.5  Site Maintenance. All Improvements on each Site including,
               ----------------
without limitation, all walks, driveways, fences, parking areas, landscaping and the exterior of all structures on each Site, shall be maintained free of litter and debris and in good condition, order and repair. Landscaping shall be kept in thriving condition, weed-free and neatly trimmed. All undeveloped Sites shall be kept clean, mowed and in a condition so as not to be a dust or weed problem.

     3.6  Signs and Lighting. No signs or displays shall be created on any
          ------------------
Site, other than the following:

          (a) Signs identifying the name, building and business of any person or firm occupying a Site, the size, design and color of which has been specifically approved by Declarant in writing; and

          (b) Offering a Site for sale or lease if Declarant has specifically approved said signs in writing.

          All signs and displays shall be located below the roof line of the building and shall comply with all applicable laws and ordinances.

          Lighting shall be restricted to parking and security lights, fire lighting and low-level sign illumination and floodlighting of buildings or landscaping. All lighting shall be shielded and contained within property lines.

     3.7  Parking Areas. Adequate parking on a Site shall be provided to
          -------------
accommodate all parking needs for employees, visitors and company vehicles. There shall also be adequate areas provided for truck loading and unloading. The intent of this provision is to eliminate the need for any on-street parking. If parking or loading requirements increase as a result of a change in use or number of employees, additional off-street parking shall be provided to satisfy the intent of this section.

     3.8  Building Regulations. Any building erected on a Site shall conform
          --------------------
to the following construction practices:

          (a) Exterior walls of sheet or corrugated iron, steel, aluminum or asbestos will be permitted only upon specific approval in writing by Declarant.

          (b) Exterior walls shall be painted or suitably treated in a manner acceptable to Declarant.

                                  ARTICLE IV

                               APPROVAL OF PLANS

               4.1 No Improvement shall be erected, placed, altered, maintained or permitted to remain on any land subject to these restrictions until plans and specifications showing plot layout, including parking and all exterior elevations, with materials and colors, have been submitted to and approved in writing by Declarant. Said approval shall be in addition to any approvals and/or permits required by the City of Menlo Park or any other legal entity having jurisdiction. Such plans and specifications shall be submitted in writing over the signature of the Owner of Lessee of the Site or his authorized agent.

               4.2 Approval shall be based, among other things, on adequacy of Site dimensions, adequacy of structural design, conformity and harmony of external design with neighboring Improvements, effect of location and use of Improvements on neighboring Sites; proper facing of main elevation with respect to nearby streets; and conformity of the plans and specifications to the purpose and general plan and intent of these restrictions. Declarant shall not arbitrarily or unreasonably withhold its approval of such plans and specifications.

               4.3 If Declarant fails either to approve or to disapprove such plans and specifications within thirty (30) days after the same have been submitted to it, it shall be conclusively presumed that Declarant has approved said plans and specifications, subject, however, to the restrictions contained in ARTICLE III hereof.

               4.4 Notwithstanding anything to the contrary herein contained, after the expiration of one year from the date of issuance of a building permit by municipal or other governmental authority for any Improvement, said Improvement shall, in favor of purchasers and encumbrancers in good faith and for value, be deemed to be in compliance with all provisions of this ARTICLE IV, unless actual notice of such non-compliance or non-completion executed by Declarant shall appear of record in the office of the County Recorder of San Mateo County, California, or unless legal proceedings shall have been instituted to enforce compliance or completion.

         4.5 Fee. An architectural review fee shall be paid to Declarant at the
             ---
time plans are submitted for approval based upon the following schedule:

                  (a) When the plans submitted are prepared by an architect licensed to practice in the State of California, the architectural review fee shall be $100.00.

                  (b) In all other cases, the architectural review fee shall be $200.00.

                                   ARTICLE V

                     DURATION AND MODIFICATION AND REPEAL

         5.1 Term. This Declaration, every provision hereof and every covenant,
             ----
conditions and restriction contained herein shall continue in full force and effect for a period of sixty (60) years from the date hereof.

         5.2 Termination and Modification. This Declaration or any provisions
             ----------------------------
thereof or any covenant, condition or restriction contained herein may be terminated, extended, modified or amended as to the whole of said property or any portion thereof, with the written consent of the Owners of sixty-five percent (65%) in area of the Property; provided that so long as Declarant owns at least twenty percent (20%) in area of the Property, no such termination, extension, modification or amendment shall be effective without Declarant's written approval. No termination, extension, modification or amendment hereof shall be effective until a written instrument embodying the same has been executed and recorded in the Official Records of San Mateo County.

                                  ARTICLE VI

                                  ENFORCEMENT

         6.1 Abatement and Suit. Violation or breach of any restriction herein
             ------------------
contained shall give to Declarant the right to enter upon the Property upon or as to which said violation or breach exists and summarily to abate and remove at the expense of the Owner, Lessee or occupant thereof any structure, thing or condition that may be or exist thereon contrary to the intent and meaning of the provisions hereof, or to prosecute a proceeding at law or in equity against the person or persons who have violated or are attempting to violate any of these restrictions to enjoin or prevent them from doing so, to cause said violation to be remedied or to recover damages for said violation. In addition, every Owner of a Site shall have the right, in the event of violation or breach of any restriction herein contained, to prosecute a proceeding at law or in equity against the person or persons who have violated or are attempting to, violate any of these restrictions to enjoin or to recover damages for said violation. All remedies provided herein or at law or in equity shall be cumulative and not exclusive.

         6.2 Deemed to Constitute a Nuisance. The result of every action or
             -------------------------------
omission whereby any restriction herein contained is violated in whole or in part is hereby declared to be and to constitute a nuisance. Every remedy allowed by law or equity against an Owner, either public or private, shall be applicable against every such result and may be exercised by Declarant or by any Owner of property subject hereto. Any costs or expenses paid or incurred by Declarant or an Owner (collectively referred to as "Declarant" in this Section 6.2) in abating such nuisance or prosecuting any such remedy (including all reasonable attorneys' fees and costs of collection), together with interest thereon at the rate of ten percent (10%) per annum, shall be a charge against the Site on which the nuisance has occurred or is occurring, shall be a continuing lien thereon until paid, and shall also be the personal obligation of the Owner of such Site when such charges became due and who committed such breach or violation. In addition to any other rights or remedies hereunder, Declarant may deliver to the Owner of the Site on which the nuisance has occurred or is occurring and record with the San Mateo County Recorder a certificate of notice of claim of lien. If the violation recited in such lien claim has not been cured to Declarant's satisfaction and any recited amounts so charged have not been paid within thirty
(30) days thereafter, Declarant or its authorized representative may foreclose such lien by a sale conducted pursuant to Sections 2924, 2924b and 2924c of the California Civil Code, as amended from time to time, or other statues applicable to the exercise of powers of sales in mortgages or Deeds of Trust, or in any other manner permitted by law. Declarant, through its authorized representatives, may bid on and acquire any land subject to such lien at any such foreclosure sale. If the violations recited in such lien claim are timely cured and any recited amounts timely paid as provided above, Declarant shall forthwith record an appropriate release of such lien at Declarant's sole expense.

     6.3  Attorneys' Fees. In any legal or equitable proceeding for the
          ---------------
enforcement or to restrain the violation of this Declaration or any provision hereof, the losing party or parties shall pay the attorneys' fees of the prevailing party or parties, in such amount as may be fixed by the court in such proceedings.

     6.4  Failure to Enforce Not a Waiver of Rights. The failure of  Declarant
          -----------------------------------------
or any Owner to enforce any restriction herein contained shall in no event be deemed to be a waiver of the right to do so thereafter nor of the right to enforce any other restriction.

                                  ARTICLE VII

                           MISCELLANEOUS PROVISIONS

7.1  Assignment of Declarant's Rights and Duties. Declarant may assign any and
     -------------------------------------------
all of its rights, powers, reservations and obligations hereunder to any person, corporation or association. To be effective, any such assignments must be accepted in writing by the assignee and the acceptance must be recorded in the Official Records of San Mateo County. To the extent of the assignment, the assignee shall have the same rights, obligations, duties and powers and be subject to the same obligations and duties as given to and assumed by Declarant herein. The term Declarant as used herein includes all such assignees and their heirs, successors and assigns. Declarant may also resign as Declarant by recording a written notice of resignation in the Official Records of San Mateo County and mailing a copy thereof to each then Owner. The resignation shall be effective on the date it is recorded and Declarant shall thereafter have no further rights, powers, reservations, obligation or liabilities hereunder. If at any time Declarant either resigns or ceases to exist without making an assignment of its authority as Declarant, a successor Declarant may be appointed in the same manner as this Declaration may be terminated, extended, modified or amended under Section 2 of ARTICLE IV.

7.2  Constructive Notice and Acceptance. Every person or other entity who now
     ----------------------------------
or hereafter owns or acquires any right, title or interest in or to any portion of the Property is and shall be conclusively deemed to have consented and agreed to every covenant, condition and restriction contained herein, whether or not any reference to this Declaration is contained in the instrument by which such person or entity acquired an interest in said property.

     7.3  Waiver. Neither Declarant nor its successors or assigns shall be
          ------
liable to any Owner, Lessee, licensee or occupant of land subject to his Declarant by reason of any mistake in judgment, negligence, nonfeasance, action or inaction and/or for the enforcement or failure to enforce any provision of this Declaration. Every Owner, Lessee, licensee or occupant of any of said property by acquiring his interest therein agrees that he will not bring any action or suit against Declarant to recover any damages or to seek equitable relief because of any mistake in judgment, negligence, nonfeasance, action or inaction and/or the enforcement or failure to enforce any provision of this Declaration.

         7.4  Mutuality, Reciprocity, Runs with Land. All covenants,
              --------------------------------------
conditions, restrictions and agreements contained herein are made for the direct, mutual and reciprocal benefit of each and every part and parcel of the property now or hereafter made subject to this Declaration, shall create reciprocal rights and obligations between the respective Owners of all parcels and privity of contract and estate between all grantees of said parcels, their heirs, successors and assigns, and shall, as to the Owner of each parcel, his heirs, successors and assigns, operate as covenants running with the land for the benefit of all other parcels.

         7.5  Rights of Beneficiaries. No breach of the restrictions and other
              -----------------------
provisions contained herein shall defeat or render invalid the lien of any Deed of Trust now or hereafter executed upon land subject to these restrictions; provided, however, that if any portion of said property is sold under a foreclosure of any mortgage or under the provisions of any deed of trust, any purchaser at such sale and his successors and assigns shall hold any and all property so purchased subject to all of the restrictions and other provisions of this Declaration.

         7.6  Paragraph Headings. Paragraph headings, where used herein, are
              ------------------
inserted for convenience only and are not intended to be a part of this Declaration or in any way to define, limit or describe the scope and intent to the particular paragraphs to which they refer.

         7.7  Effect of Invalidation. If any provision of this Declaration is
              ----------------------
held to be invalid by any court, the invalidity of such provision shall not affect the validity of the remaining provisions hereof.

         7.8  Existing Improvements. Improvements which are completely
              ---------------------
constructed on the date this Declaration is recorded are deemed to satisfy all the requirements hereof.

         7.9  Estoppel Certificate. At the request of an Owner, Declarant shall
              --------------------
supply to such Owner or any actual or potential encumbrancer or purchaser of a Site a written certificate stating that there are no violations hereof, or if there are any such violations, the nature of such violations. Such certificate shall be delivered within ten (10) working days after such request by an Owner.

INITIALS:

LESSEE: /s/ Signature Illegible

LESSOR: _______________

                                    EXHIBIT E

                  HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE

Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease agreement with you as tenant. After a lease agreement is signed by you and the Landlord (the "Lease Agreement"), on an annual basis in accordance with the provisions of
Section 29 of the signed Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. The information contained in the initial Hazardous Materials Disclosure Certificate and each annual certificate provided by you thereafter will be maintained in confidentiality by Landlord subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the property on which the Premises are located, (iii) Landlord to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees, or ordinances, including, without limitation, court orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease Agreement. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Landlord:   LINCOLN MENLO VIII LIMITED PARTNERSHIP,
            A CALIFORNIA LIMITED PARTNERSHIP
            c/o Lincoln Property Company Management Services, Inc.
            101 Lincoln Centre Drive, Fourth Floor
            Foster City, California 94404
            Attn: Eileen Griffin
            Phone: (415) 571-2200

Name of Tenant:   CBT Systems USA, Ltd., a Maryland corporation
                  ---------------------------------------------

Mailing Address:  1005 Hamilton Court, Menlo Park, California 94025
                  -------------------------------------------------
________________________________________________________________________________

Contact Person, Title and Telephone Number(s): RUNE ELIASEN, V.P. OF OPERATIONS
                                              ---------------------------------

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s):

________________________________________________________________________________

________________________________________________________________________________

Address of Premises:       1005 Hamilton Court, Menlo Park, California
                           -------------------------------------------

Length of initial Term:    5 years
                           -------

________________________________________________________________________________

1.   GENERAL INFORMATION:

     Describe the initial proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted. Existing tenants should describe any proposed changes to on-going operations.

     ___________________________________________________________________________

     ___________________________________________________________________________

2.   USE, STORAGE AND DISPOSAL OF HAZARDOUS MATERIALS

     2.1 Will any Hazardous Materials be used, generated, stored or disposed of in, on or about the Premises? Existing tenants should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

          Wastes                    Yes [ ]  No [X]
          Chemical Products         Yes [ ]  No [X]
          Other                     Yes [ ]  No [X]

          If Yes is marked, please explain: ____________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     2.2 If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimated annual throughput; the proposed location(s) and method of storage

          (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental
          Laws); and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.

3.   STORAGE TANKS AND SUMPS

     3.1 Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing tenants should describe any such actual or proposed activities.

          Yes [ ]  No [X]

          If yes, please explain: ______________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

4.   WASTE MANAGEMENT

     4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing tenants should describe any additional identification numbers issued since the previous certificate.

          Yes [ ]  No [X]

     4.2 Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing tenants should describe any new reports filed.

          Yes [ ]  No [X]

          If yes, attach a copy of the most recent report filed.

5.   WASTEWATER TREATMENT AND DISCHARGE

     5.1  Will your company discharge wastewater or other wastes to:

          ________ storm drain? ______ sewer?
          ________ surface water? / no wastewater or other wastes discharged.

          Existing tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).

     ___________________________________________________________________________

     ___________________________________________________________________________

     5.2  Will any such wastewater or waste be treated before discharge?

          Yes [ ]  No [X]

          If yes, describe the type of treatment proposed to be conducted. Existing tenants should describe the actual treatment conducted.

     ___________________________________________________________________________

     ___________________________________________________________________________

6.   AIR DISCHARGES

     6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

          Yes [ ]  No [X]

          If yes, please describe:______________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing tenants should specify any such equipment being operated in, on or about the Premises.

          _____ Spray booth(s)         _____ Incinerator(s)
          _____ Dip tank(s)            _____ Other (Please describe)
          _____ Drying oven(s)         /     No Equipment Requiring Air Permits
                                       -
          If yes, please describe: _____________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

7.   HAZARDOUS MATERIALS DISCLOSURES


     7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("Management Plan") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing tenants should indicate whether or not a Management Plan is required and has been prepared.

          Yes [ ]  No [/]

     If yes, attach a copy of the Management Plan. Existing tenants should attach a copy of any required updates to the Management Plan.

     7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing tenants should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

          Yes [ ]  No [/]

          If yes, please explain: ______________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

8.   ENFORCEMENT ACTIONS AND COMPLAINTS

     8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

          Yes [ ]  No [/]

     If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of Section 29 of the signed Lease Agreement.

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

          Yes [ ]  No [/]

     If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Landlord. Existing tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Section 29 of the signed Lease Agreement.

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     8.3 Have there been any problems or complaints from adjacent tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing tenants should indicate whether or not there have been any such problems or complaints from adjacent tenants, owners or other neighbors at, about or near the Premises.

          Yes [ ]  No [/]

     If yes, please describe. Existing tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement.

     ___________________________________________________________________________

     ___________________________________________________________________________

9.   PERMITS AND LICENSES

     9.1 Attach copies of all Hazardous Materials permits and licenses including a Transporter Permit number issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that (A) this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit; (B) that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of Section 29 of the Lease Agreement; and (C) that Tenant shall have and retain full and complete responsibility and liability with respect to any of the Hazardous Materials disclosed in the HazMat Certificate notwithstanding Landlord's/Tenant's receipt and/or approval of such certificate. Tenant further agrees that none of the following described acts or events shall be construed or otherwise interpreted as either (a) excusing, diminishing or otherwise limiting Tenant from the requirement to fully and faithfully perform its obligations under the Lease with respect to Hazardous Materials, including, without limitation, Tenant's indemnification of the Indemnitees and compliance with all Environmental Laws, or (b) imposing upon Landlord, directly or indirectly, any duty or liability with respect to any such Hazardous Materials, including, without limitation, any duty on Landlord to investigate or otherwise verify the accuracy of the representations and statements made therein or to ensure that Tenant is in compliance with all Environmental Laws; (i) the delivery of such certificate to Landlord and/or Landlord's acceptance of such certificate, (ii) Landlord's review and approval of such certificate, (iii) Landlord's failure to obtain such certificate from Tenant at any time, or (iv) Landlord's actual or constructive knowledge of the types and quantities of Hazardous Materials being used, stored, generated, disposed of or transported on or about the Premises by Tenant or Tenant's Representatives. Notwithstanding the foregoing or anything to the contrary contained herein, the undersigned acknowledges and agrees that Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement.

I (print name) RUNE ELIASEN, acting with full authority to bind the (proposed)
               ------------
Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.

TENANT:

CBT Systems USA, Ltd.,
a Maryland corporation

By: /s/ Signature Illegible

Title: V.P. of Operations
       ------------------

Date: 3-7-96
      ------

INITIALS:
--------

TENANT: /s/ Signature Illegible

LANDLORD: ______

                                   EXHIBIT F
                      FIRST AMENDMENT TO LEASE AGREEMENT
                          CHANGE OF COMMENCEMENT DATE

This First Amendment to Lease Agreement (the "Amendment") is made and entered into as of _______________, by and between ____________________ ("LANDLORD"), and ___________________ ("TENANT"), with reference to the following facts:

                                   RECITALS

               A. Landlord and Tenant have entered into that certain Lease Agreement dated ________ (the "Lease"), for the leasing of certain premises located at ________________________, California (the "Premises") as such Premises are more fully described in the Lease.

B.   Landlord and Tenant wish to amend the Commencement Date of the Lease.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1.   The Commencement Date of the Lease shall be _________________.

     2. The last day of the Term of the Lease (the "Expiration Date") shall be _________.

     3.   The dates on which the Base Rent will be adjusted are:

          for the period _______ to ________ the monthly Base Rent shall be $ ________;
          for the period _______ to ________ the monthly Base Rent shall be $ ________;
          and for the period _______ to ________ the monthly Base Rent shall be $ ________.

     4.   Effect of Amendment: Except as modified herein, the terms and
          -------------------
          conditions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Amendment, the terms and conditions of this Amendment shall prevail.

     5.   Definitions: Unless otherwise defined in this Amendment, all terms
          -----------
          not defined in this Amendment shall have the meaning set forth in the Lease.

     6.   Authority: Subject to the provisions of the Lease, this Amendment
          ---------
          shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party's behalf is authorized to do so and to bind such party to the terms of this Amendment.

     7. The terms and provisions of the Lease are hereby incorporated in this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.


INITIALS:
--------

TENANT: /s/ Signature Illegible

LANDLORD: __________

                                   EXHIBIT H

            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

                                  PAGE 1 OF 2
                      LEASE DATED MARCH 4, 1996, BETWEEN

                            CBT SYSTEMS USA, LTD.,
                            A MARYLAND CORPORATION
                                  ("TENANT"),
                                      AND
                    LINCOLN MENLO VIII LIMITED PARTNERSHIP,
                       A CALIFORNIA LIMITED PARTNERSHIP
                                 ("LANDLORD")

     THIS AGREEMENT, made and entered into as of the ___________________, by and between Mid-Peninsula Bank, a California corporation with its principal office at 420 Cowper, Palo Alto, California 94301 (hereinafter called "Mortgagee"), Lincoln Menlo VIII Limited Partnership, a California limited partnership, c/o Lincoln Property Company Management Services, Inc., As Manager and Agent for Owner with its principal office at 101 Lincoln Centre Drive, Foster City, California 94404 (hereinafter called "Landlord") and CBT Systems USA, Ltd., a Maryland corporation having its principal office at ______________________________________________________ (hereinafter called
"Tenant");

                                  WITNESSETH

     WHEREAS, Tenant has by a written lease dated March 4, 1996, and all future amendments and extensions approved by Mortgagee (hereinafter called the "Lease") leased from Landlord all or part of certain real estate and improvements thereon located in the City of Menlo Park, as more particularly described in Exhibit A attached hereto (the "Demised Premises"); and

     WHEREAS, Landlord is encumbering the Demised Premises as security for a loan from Mortgagee to Landlord (the "Mortgage"); and

     WHEREAS, Landlord has previously encumbered the Demised Premises as security for a loan from Lender to Landlord in the form of a ___________ (hereinafter called the "Mortgage"); and

     WHEREAS, Tenant, Landlord and Mortgagee have agreed to the following with respect to their mutual rights and obligations pursuant to the Lease and the Mortgage;

     NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) paid by each party to the other and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

     (1) Tenant's interest in the Lease and all rights of Tenant thereunder, including any purchase option, if any, shall be and are hereby declared subject and subordinate to the Mortgage upon the Demised Premises and its terms, and the term "Mortgage" as used herein shall also include any amendment, supplement, modification, renewal or replacement thereof.

     (2)  In the event of any foreclosure of the Mortgage or any conveyance in lieu of foreclosure, provided that the Tenant shall not then be in material
                        --------
default beyond any grace period under the Lease and that the Lease shall then be in full force and effect, then Mortgagee or the purchasers of the Demised Premises pursuant to a foreclosure or a deed in lieu thereof, as applicable ("Purchaser") shall neither terminate the Lease nor join Tenant in foreclosure
  ---------
proceedings, nor disturb Tenant's possession, and the Lease shall continue in full force and effect as a direct lease between Tenant and Mortgagee.

     (3) After the receipt by Tenant of notice from Mortgagee of any foreclosure of the Mortgage or any conveyance of the Demised Premises in lieu of foreclosure, Tenant will thereafter attorn to and recognize Mortgagee or any purchaser from Mortgagee at any foreclosure sale or otherwise as its substitute lessor on the terms and conditions set forth in the Lease.

     (4) Tenant shall not prepay any of the rents under the Lease more than one month in advance except with the prior written consent of Mortgagee.